                                                                    Exhibit 10.3


                  * Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.


                            MASTER LICENCE AGREEMENT

                  ELECTROLYTE THERAPY & INFRA-RED THERMOGRAPHY



BETWEEN:

                    HER MAJESTY THE QUEEN IN RIGHT OF CANADA

       as represented by the Minister of Agriculture and Agri-Food Canada

                                   (LICENCOR)


AND:
                           eMERGE VISION SYSTEMS INC.

             a corporation incorporated under the laws of Delaware;
               and having its head office at 10315 102nd Terrance
                    Sebastian, Florida, United States, 32958

                                   (LICENCEE)

                                                PROTECTED - BUSINESS INFORMATION

                                TABLE OF CONTENTS
                                  ------------
                            MASTER LICENCE AGREEMENT

                  ELECTROLYTE THERAPY & INFRA-RED THERMOGRAPHY




INTRODUCTION..................................................................
1       DEFINITIONS...........................................................
2       SURRENDER & GRANT OF LICENCE..........................................
        Surrender.............................................................
        Grant.................................................................
        Sub-licencing.........................................................
        Canada's Consent......................................................
        Sub-licence Conditions................................................
        Termination...........................................................
        Third Party Obligations - eVS.........................................
        Third Party Obligations - Canada......................................
        Use of Canadian Corporations..........................................
        Disclosure Obligation - Canada........................................
        Material Terms........................................................
3       TERM..................................................................
        Initial Term..........................................................
        Renewal Conditions....................................................
                 No Dispute...................................................
                 Dispute /Contingent Renewal Pending ADR......................
4       EXPLOITATION OF LICENCED TECHNOLOGIES.................................
        Best Efforts to Commercialize.........................................
        Royalty Holiday.......................................................
        Start-Up Costs........................................................
        Continuing Obligations During Holiday.................................
                 Patents......................................................
                 Collaborations...............................................
                 Research Support Payment.....................................
        Fundamental Terms.....................................................
5       ROYALTIES.............................................................
        Percentage Royalty of Gross Revenues..................................
        Payments Semi-Annually................................................


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
                                                PROTECTED - BUSINESS INFORMATION

        Payment Dates.........................................................
        Payment Method........................................................
        Cheque Requirements...................................................
        Payments to Canada after Termination..................................
        Attribution of Royalties..............................................
6       IP OWNERSHIP & REPRESENTATIONS........................................
        Canada Owns Licenced Technologies.....................................
        No Impeachment........................................................
        Inimical Use of Confidential Information..............................
        Regulatory Rights.....................................................
        Inventors Rights......................................................
        No Litigation.........................................................
        Third Party Rights....................................................
        Infringement..........................................................
        Patent Coverage & Formula.............................................
        US Federal Department of Agriculture (FDA) Regulatory.................
                 Manufacture..................................................
                 No Export....................................................
                 Disclosure by Canada.........................................
                 Product Claims...............................................
                 Animal Food..................................................
                 FDA Problems.................................................
                 No Misrepresentations........................................
                 Laboratory Practices.........................................
        Material Terms........................................................
7       IMPROVEMENTS, R & D, COLLABORATIONS...................................
        Carve Out.............................................................
        Licencing of Improvements from Canada's R & D under Carve Out.........
        No Competition........................................................
        Collaborations Between eVS and Canada.................................
        Licencing of Improvements from eVS / Canada Collaborations............
        Licencing of Serendipitous Technologies from eVS / Canada
                 Collaborations...............................................
        Third Party Licences Resulting Technology.............................
        Improvements Part of Licenced Technologies............................
        Discretion to Collaborate.............................................
        Either Party Unable / Unwilling to Collaborate........................
        Third Party Collaborations............................................
        Ownership of Background Intellectual Property.........................
        Material Terms........................................................
8       WARRANTIES OF QUALITY.................................................
        No Warranties.........................................................

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                                                PROTECTED - BUSINESS INFORMATION

        Disclaimer of Implied Warranties......................................
        Third Party Representations...........................................
        Disclosure by Canada..................................................
        Disclosure & Due Diligence............................................
        Confidential Information Without Warranty / No Reliance...............
9       PATENTS...............................................................
        Queen Owns All Patents................................................
        eVS Discretion to Patent..............................................
        eVS Responsibility for Patent Costs...................................
        Canada Responsibility for Patent Costs................................
        Material Terms........................................................
10      REGULATORY............................................................
        Notice to Assist......................................................
        Assistance............................................................
        Canada's Advisory Board Positions.....................................
        Costs of Canada's Advisory Board Members..............................
        Regulatory Costs......................................................
        Decision to Register..................................................
        Registration Ownership................................................
        Trademark Use.........................................................
        Trademark and Quality Control.........................................
11      AUDITS & QUALITY CONTROL..............................................
        Audit Rights and Purposes.............................................
        Audit Timing / Process / Cost.........................................
        Regulatory Quality Standards..........................................
        Contractual Quality Standards.........................................
        Spot Audits...........................................................
        Material Terms........................................................
12      REPORTS...............................................................
        Administrative Meetings...............................................
13      CORPORATE REPRESENTATIONS & WARRANTIES................................
        eVS...................................................................
                 Ability......................................................
                 Authorization................................................
                 Enforceable..................................................
                 Litigation...................................................
                 Veracity of Statements.......................................
                 Third Party Representations..................................
        Canada................................................................
                 Authorization................................................
                 Veracity of Statements.......................................

                                                                               4
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                                                PROTECTED - BUSINESS INFORMATION

                 Compliance of Laws...........................................
14      PATENT INFRINGEMENT...................................................
        Notice ...............................................................
        Core Countries........................................................
        Canada Defends / Prosecutes...........................................
        eVS Co-Counsel........................................................
                 eVS Assumes Control of Litigation............................
        Costs when eVS Assumes Control of Litigation..........................
        Canada Controls Payment of Damage / Settlement Terms..................
                 Canada's Damage Awards Distribution..........................
        eVS Defends / Prosecutes..............................................
                 Non-Core Country Infringement Actions........................
                 Parties Jointly Police Infringement..........................
15      INDEMNIFICATION.......................................................
        Reciprocal for Negligence / Contract Breach...........................
        Procedures............................................................
                 Notice.......................................................
                 Indemnifying Party Defends...................................
                 Indemnified Party Defends....................................
                 Co-operation.................................................
                 Mutual Consent of Settlement.................................
16      TERMINATION...........................................................
        By Canada for Cause...................................................
        Trademark Rights Terminated...........................................
        Procedure.............................................................
        The Company's Duties on Termination...................................
        Surviving Obligations.................................................
        Surrender of Licence..................................................
17      CONFIDENTIALITY / FIDUCIARY & EQUITABLE REMEDIES......................
        Confidentiality Obligations...........................................
        Confidentiality Measures..............................................
        Distribution by the Receiving Party...................................
        Common Law Duty of Confidentiality....................................
        Confidentiality Exceptions............................................
                 Public Domain................................................
                 Published....................................................
                 Already Known................................................
                 Third Party Discloses........................................
                 Independently Developed......................................
                 Judicial / Administrative Order..............................
        Access to Information.................................................

                                                                               5
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                                                PROTECTED - BUSINESS INFORMATION

                 Access to Information Disclosure.............................
                 Fiduciary....................................................
                 Elements of Fiduciary Relationship...........................
        Equitable Relief......................................................
        Fundamental Terms.....................................................
18      ALTERNATE DISPUTE RESOLUTION (ADR)....................................
        Negotiation...........................................................
                 Informal Negotiations........................................
                 Formal Negotiations..........................................
        Mediation.............................................................
                 Direct to Arbitration........................................
                 Process .....................................................
                 Location.....................................................
                 Unsuccessful.................................................
        Arbitration...........................................................
        Procedure.............................................................
                 Law, Code & Rules............................................
                 Tribunal & Jurisdiction......................................
                 Final & Binding..............................................
                 Proceedings..................................................
                 Language.....................................................
                 Written Communications.......................................
                 Costs........................................................
                 Arbitrator's Written Decision................................
                 Power to Settle..............................................
                 Adjournment to Empower Representative........................
                 Deemed Abandonment...........................................
        General ADR Conditions................................................
                 No Litigation................................................
                 Obligations During Alternate Dispute Resolution (ADR)........
                 Privilege....................................................
                 Confidentiality..............................................
                 ADR Disclosures Not Admissible in Subsequent Proceedings.....
                 Normally Admissible Evidence.................................
                 Material Breach..............................................
19      INTENT AND INTERPRETATION.............................................
        Entire Agreement......................................................
        Pre-Contractual Representations.......................................
        Due Diligence Search..................................................
        Independent Legal Advice..............................................
        No Adverse Presumption in Case of Ambiguity...........................



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                                                PROTECTED - BUSINESS INFORMATION

        Severability..........................................................
        Plurality and Gender..................................................
        Not a Joint Venture...................................................
        Minister Not Fettered.................................................
        Federal Legislation...................................................
        Right to Legislate....................................................
        No Implied Obligations................................................
        Access to Information.................................................
        Governing Law.........................................................
        Waiver................................................................
        Contract Always Speaks................................................
        Time is of the Essence................................................
        Force Majeure.........................................................
        Headings..............................................................
        Appendices............................................................
20      LEGAL RIGHTS..........................................................
        Amendments............................................................
        Assignment by Canada..................................................
        Sub-Contract Rights...................................................
        Assignment............................................................
        No Third Party Rights.................................................
        Remedies Cumulative...................................................
        Mutual Assistance.....................................................
        Facsimile Counterparts................................................
21      CROWN GENERAL.........................................................
        No Bribes.............................................................
        No Share to Members of Parliament.....................................
        Public Office Holders.................................................
        Compliance with Law...................................................
        Disclosure of Master Licence during Due Diligence Audit - eVS.........
        Disclosure of Master Licence during Due Diligence Audit - Canada......
        Material Terms........................................................
22      NOTICE................................................................
        Addresses / Contacts..................................................
        Deemed Delivery.......................................................
        Change of Address.....................................................
APPENDIX......................................................................
        LICENCED TECHNOLOGIES PATENTS.........................................
APPENDIX......................................................................
        ARBITRATION RULES.....................................................
APPENDIX......................................................................

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                                                PROTECTED - BUSINESS INFORMATION

        PRE-MIX FORMULATION...................................................
APPENDIX......................................................................
        RMS / AGRESEARCH AGREEMENTS...........................................
APPENDIX......................................................................
        eVS INFRA RED TECHNOLOGIES............................................

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                                                PROTECTED - BUSINESS INFORMATION

                            MASTER LICENCE AGREEMENT

                  ELECTROLYTE THERAPY & INFRA-RED THERMOGRAPHY

BETWEEN:

                    HER MAJESTY THE QUEEN IN RIGHT OF CANADA as represented by the Minister of Agriculture and Agri-Food

                                   ("Canada")

AND:

                           eMERGE VISION SYSTEMS INC.,
             a corporation incorporated under the laws of Delaware;
               and having its head office at 10315 102nd Terrance
                               Sebastian, Florida

                                     ("eVS")

        INTRODUCTION

A. A. Transport and handling stress can cause significant, metabolic and physiological changes in livestock. Dehydration, low blood and tissue sugar levels, electrolyte imbalance and thermoregulatory problems associated with stress can result in live and carcass weight losses, as well as degraded meat quality;

B. Live weight losses in 500 kg market-weight steers can vary from approximately 5 kg (1% of body weight) for short-hauled (1-2 hours) animals to upwards of 50kg (10% of body weight) in long-distance (24 to 48 hours) transported beef animals;

C.       Stress during handling and transport can result in dark, firm, dry
         (DFD) beef that results in significant discounts for these carcasses by packers as the DFD meat is discriminated against by most consumers;

D. Stress also results in the loss of intramuscular fat as cattle quickly mobilize this source of energy while under stress, thereby resulting in a potential grade loss;

E. Canada has developed, patented and registered an electrolyte therapy which significantly reduces live weight shrink associated with transport and handling stress in cattle. This therapy together with all directly related know-how and any

                                                PROTECTED - BUSINESS INFORMATION

         directly related trade secrets is referred to herein as "ET". This supplement has also been shown to significantly reduce the incidence of DFD carcasses as well as reducing the incidence of grade loss;

F. Canada has also developed and patented a method, and the software required, to identify cattle that are under physiological stress using infra-red thermography. This software and method, together with all directly related know-how and any directly related trades secrets is referred to herein as "IR". This technology is effective in identifying stressed animals which are pre-disposed to producing poor quality meat;

G. R and ET are complementary technologies in that IR detects stressed cattle at various stages in the production cycle while ET is a restorative which reduces weight and grade loss and the incidence of poor quality, DFD, meat;

H. ET has been licenced and marketed based on a PRE-MIX and LICENCED PRODUCT concept.

         i) The PRE-MIX consists of the protected formulation of the essential elements for the electrolyte therapy.

         ii) The LICENCED PRODUCT is a mix of a specific quantity of PRE-MIX and other feed base materials such as corn, barley, alfalfa, or other carriers (dependent on the livestock and the medium of delivery, for instance pellets).

        In order to ensure maintenance of quality standards as well as protect the confidentiality of the Pre-Mix formulation, the PRE-MIX is licenced to a single supplier. Distributers who manufacture and sell the LICENCED PRODUCT must purchase the PRE-MIX from this sole supplier;

I. Several formulations of the ET for beef cattle are registered in Canada, and one is in the process of being registered in the U.S. Formulations for other livestock, such as swine and poultry are being developed;

J. Although the IR technology has been proven in a pilot setting, it is recognized that it requires considerable engineering development to scale-up to a commercial system;

K. Canada has previously licenced selected rights, selected versions and different territories of the ET and IR and consented to sub-licences of those licenced rights;

L. An abbreviated version of those licenced selected rights is shown in the following

                                                PROTECTED - BUSINESS INFORMATION

         table, fixed approximately at the point when the PARTIES were negotiating the MASTER LICENCE;


1      STS             ET     United States      Exclusive         LICENCED        Sale &             Beef
                                                                   PRODUCT         Distribution       cattle
2      STS             ET     Canada             Exclusive         LICENCED        Manufacture        Beef
                                                                   PRODUCT &                          Cattle
                                                                   PRE-MIX
3      Nutri-Charge    ET     USA                Sub-licence       LICENCED        Non-Excl.          Beef
                                                 Exclusive         PRODUCT &       Manufacture,       Cattle
                                                 Non-exclusive     PRE-MIX         Excl. Sale &
                                                                                   Distribute
4      RMS             ET     Canada             Sub-licence       LICENCED        Manufacture        Beef
                                                                   PRODUCT                            Cattle
5      RMS             ET     Canada             Exclusive         LICENCED        Manufacture,       Beef
                                                                   PRODUCT         Sale & Distribute  Cattle
6      AgResearch      ET     Australia & New    Exclusive         LICENCED        Manufacture,       Beef
                              Zealand                              PRODUCT         Sale & Distribute  Cattle
7      STS             IR     North America      Exclusive         n/a             Manufacture,       Beef &
                                                                                   Sale & Distribute  Swine
8      Nutri-Charge    IR     USA                Sub-licence       n/a             Manufacture,       Beef &
                                                                                   Sale & Distribute  Swine

M. Discussions with STS Agriventures Ltd. ("STS") and RMS Research Management Systems, Inc. ("RMS") concerning new licence rights resulted in new arrangements implemented during the time the PARTIES were negotiating the . This also resulted in the termination of a sub-licence.

                                                PROTECTED - BUSINESS INFORMATION

N. The following table details the state of agreements prior to signing of this MASTER LICENCE:

New        STS             ET     Worldwide      Exclusive         PRE-MIX       Manufacture and           All
                                                                                 sale                      animals
                                                                                 manufacturers of
                                                                                 LICENCED
                                                                                 PRODUCT
1          STS             ET     U.S.           1)   Exclusive    LICENCED      1) Sales and              Beef
                                                 2)       Non-     PRODUCT &          Distribution         Cattle
                                                      exclusive    PRE-MIX       2) Manufacture
                                                                                 LICENCED PRODUCT
3          Nutri-Charge    ET     U.S.           Sub-licence       LICENCED      1) Sales and              Beef
                                                 1)   Exclusive    PRODUCT &          Distribution         Cattle
                                                 2) Non-           PRE-MIX       2) Manufacture
                                                      Exclusive                  LICENCED PRODUCT
5          RMS             ET     Canada         Exclusive         LICENCED      Manufacture, Sale &       Beef
                                                                   PRODUCT       Distribute
6          AgResearch      ET     Australia &    Exclusive         LICENCED      Manufacture, Sale &       Beef
                                  New                              PRODUCT       Distribute
                                  Zealand
New        RMS             ET     Canada         Exclusive         LICENCED      Manufacture Sales &       Swine
Pend                                                               PRODUCT       Distribution
-ing
7          STS             IR     North          Exclusive         n/a           Manufacture, Sale &       Beef &
                                  America                                        Distribute                Swine
8          Nutri-Charge    IR     USA            Sub-licence       n/a           Manufacture, Sale &       Beef &
                                                                                 Distribute                Swine


O. eVS is a company whose strength is in commercializing image technologies, with emphasis on animal science applications. eVS's affiliated company, Safeguard Scientifics Inc., has considerable expertise in the development of spin-off companies which commercialize new technologies;

P. Simultaneously with the execution of this Licence ("MASTER LICENCE"), eVS is purchasing all of the shares of the capital stock of STS and all of the partnership interests of Nutricharge, and will thereby take ownership of the licences previously held by STS and Nutricharge but not those held by New Zealand Pastoral Agriculture Research Institute Limited ("AgResearch") and RMS;

Q.       As a result of the share purchases identified in recital P, eVS has:

         i) the North American rights to manufacture, sell and distribute IR for beef &

                                                PROTECTED - BUSINESS INFORMATION

                  swine;

         ii) the worldwide rights to manufacture, sell and distribute ET in PRE-MIX format for kingdom animalia; and

         iii) the U.S. rights to manufacture, sell, and distribute ET in LICENCED PRODUCT format for beef cattle.

R. eVS and Canada agreed to a process under which concurrently with the execution of the MASTER LICENCE:

         i) eVS will cause the identified licencees and sub-licencees assign, transfer and release all their rights, whether under executed Licence / sub-licence or inchoate, to eVS;

         ii)      eVS surrenders those rights to Canada; and

         iii)     Canada and eVS execute the MASTER LICENCE that globally:

                  a        incorporates the then extant rights and obligations;
                           and

                  b        augments those rights and obligations;

S.       Under the MASTER LICENCE, eVS has:

         i)       an exclusive Licence;

         ii)      to IR and ET;

         iii) worldwide for IR for food animals, including but not limited to beef & dairy cattle, sheep, swine, elk, bison, deer, reindeer, ratites (i.e. emus) poultry, rabbit;

         iv)      worldwide for ET PRE-MIX for Kingdom Animalia; and

         v) worldwide for ET sales, manufacture and distribution of the LICENCED PRODUCT;

                  a      except for Australia, New Zealand and Canada for beef;
                         and

                  b      except for Canada for swine.

                  with no right to export the LICENCED PRODUCT into the territories cited in T(v)(a)(b) above, in which eVS does not have the right to sell or distribute such LICENCED PRODUCT.

T.       The underlying principles of the MASTER LICENCE are that:

         i) eVS has commercial freedom with the concomitant obligation to make all commercially reasonable best efforts to COMMERCIALIZE the ET and IR;

         ii) Canada will receive a royalty from the COMMERCIALIZATION of ET and IR or either of them or any technology sold or licenced incorporating either or both of them;

         iii)     Canada and eVS collaborate on the enhancement of ET and IR;

         iv)      Canada provides scientific backing to eVS; and

                                                PROTECTED - BUSINESS INFORMATION

         v) Canada has scientific freedom to continue to conduct research and development concerning IR and ET with the concomitant obligation to notify eVS to any IMPROVEMENTS.

NOW THEREFORE in consideration of the premises, the terms and conditions hereinafter contained and other good and valuable consideration, the receipt of which is hereby acknowledged by each PARTY, the PARTIES hereto covenant and agree as follows:

1       DEFINITIONS

         1.1 "AFFILIATE" means a subsidiary or corporation controlled (as defined in the Income Tax of Act of Canada) by eVS, but does not include a parent or upstream corporation or sister corporation of eVS or Safeguard Scientifics Inc.

         1.2      "COMMERCIALIZATION" or "COMMERCIALIZE" means:

                  1.2.1 the making, using and sale (and when sold, sold at the SALES PRICE);

                  1.2.2    by eVS;

                  1.2.3    of the LICENCED TECHNOLOGIES;

                  1.2.4    within the LICENCED TERRITORIES;

                  1.2.5    within the FIELDS OF USE;

                  1.2.6 for the commercially reasonable best efforts return to eVS and Canada in accordance with Article 4 (Exploitation of Licenced Technologies); and includes

                  1.2.7 eVS obtaining any authorizations or permits that may be required in order for eVS to legally carry out all of its activities under this MASTER LICENCE.

         1.3      "CONFIDENTIAL INFORMATION" means:

                  1.3.1    without limitation:

                           1.3.1.1 all scientific (including INTELLECTUAL PROPERTY), technical, business, financial, legal or marketing information; and

                           1.3.1.2  information that is non-public,
                                    confidential, privileged or proprietary in nature;

                  1.3.2 disclosed orally, in writing or by any medium, electronic or otherwise (and includes, without limitation, samples, prototypes, specimens and derivatives);

                                                PROTECTED - BUSINESS INFORMATION

                  1.3.3 during discussions, audits, spot audits, meetings, tests, demonstrations, correspondence or otherwise;

                 or any part or portion thereof, related to activities pursuant to the LICENCE AGREEMENT, irrespective of whether or not such information is specifically marked confidential or identified as confidential at the time of disclosure. Notwithstanding the foregoing any oral disclosures that contain CONFIDENTIAL INFORMATION may be identified either:

                  1.3.4    at the time of disclosure as confidential; or

                  1.3.5 reduced into writing and designated as confidential within fifteen (15) days of disclosure.

         1.4      "CORE COUNTRIES" means:

                  1.4.1    Canada;

                  1.4.2    USA;

                  1.4.3    France;

                  1.4.4    Denmark;

                  1.4.5    Germany;

                  1.4.6    Ireland;

                  1.4.7    United Kingdom;

                  1.4.8    Australia; and

                  1.4.9    New Zealand.

         1.5 "DISCLOSING PARTY" or "RECEIVING PARTY" as applicable means either of the PARTIES who is releasing CONFIDENTIAL INFORMATION to the other PARTY or is acquiring CONFIDENTIAL INFORMATION from the other PARTY.

         1.6      "ET" means:

                  1.6.1 the use and formulation of electrolyte therapy (as invented and practised by the Lacombe Research Centre) to improve the general health, meat quality and grading of meat and livestock and other agricultural, zoological and nutraceutical applications premised on such electrolyte therapy; and

                                                PROTECTED - BUSINESS INFORMATION

                  1.6.2 the use and formulation of electrolyte therapy as claimed in Canadian Patent #2,009,532; US Patent #5,728,675" and the other patents listed in Appendix A (LICENCED TECHNOLOGIES PATENTS);

                  1.6.3 including all directly related know-how and directly related trade secrets in respect of the matter identified in subparagraphs 1.6.2 and 1.6.2.

         1.7 "ET PENDING PRODUCT" means the ET formula which is the subject of the US Federal Department of Agriculture's (FDA) Notice of Claimed Investigations Exemption for a New Animal Drug (INAD).

         1.8 "FIELDS OF USE" means the family of agricultural, zoological or nutraceutical products directly related to ET and IR, more particularly:

                  1.8.1 ET as PRE-MIX and LICENCED PRODUCT, for the Kingdom Animalia in any medium (including without limitation, liquid, pelletized or cubed); and

                  1.8.2 IR for food animals, which includes without limitation: beef and dairy cattle, swine, sheep, elk, deer, bison, ratites (i.e. emus); reindeer (or caribou), poultry and rabbit.

         1.9 "GROSS REVENUES" means revenues received by eVS (or its sub-licencees under paragraph 2.3 (Sub-licencing)) after the two (2) year royalty holiday prescribed by paragraph 4.2 (Royalty Holiday) from the:

                  1.9.1    the COMMERCIALIZATION (including
                           without limitation, all transfers, sub-licences, leases, transfers, distributorships or other transactions) of the ET and IR or either of them if only one is being COMMERCIALIZED; and

                  1.9.2 the COMMERCIALIZATION of any agricultural, zoological or nutraceutal derivative of, or product that incorporates in any percentage, ET or IR;

                  For greater clarity, whenever eVS sells a product incorporating in any way ET or IR, in a bona fide commercial transaction the GROSS REVENUES shall be the monies received as the SALES PRICE in that transaction. Alternatively phrased, in transactions which do not constitute sub-licences under paragraph 2.3 (Sub-licencing), in which eVS sells product derivatives of or incorporating ET or IR, to third parties for a specified SALES PRICE, including a distributor or other entity which intends to resell such product, GROSS REVENUES shall means such SALES PRICE.

         1.10 "IMPROVEMENT" means any modification to the LICENCED TECHNOLOGIES which would infringe the PATENTS for either ET or IR or otherwise directly modify or directly improve the LICENCED TECHNOLOGIES:


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
                                                PROTECTED - BUSINESS INFORMATION

         1.11 "INTELLECTUAL PROPERTY" means ET and IR; and all directly related: copyrights, designs, methods and processes, show-how, know-how, trade secrets; and other intellectual property rights directly related to the LICENCED TECHNOLOGIES, and for greater clarity, includes any IMPROVEMENTS.

         1.12     "IR" means:

                  1.12.1 use of infra-red technology (as invented and practised by the Lacombe Research Centre) for the determination of general health, meat quality and grading of meat and livestock and other agricultural, zoological and nutraceutical applications premised on such infra-red technology; as claimed in Canadian patent #2,099,529; US patent #5,458,418 & 5,595,44 and the other relevant patents listed in Appendix A (LICENCED TECHNOLOGIES PATENTS); and

                  1.12.2 including all directly related know-how and directly related trade secrets needed to exercise the technology claimed in the PATENTS but excluding without limitation:

                  1.12.3 the infra red technology previously created or owned by eVS and identified in Appendix E (eVS Infra Red Technologies) and all improvements thereto not directly derived from the IR or IMPROVEMENTS;

                  1.12.4 any other infra red technology or improvements thereto acquired by eVS or independently developed by eVS after the date hereof which is not directly derived from the IR or IMPROVEMENTS; and

                  1.12.5 the visual grading system (known as "CVS") previously created or owned by Canada including subsequent improvements thereto which is not directly derived from the IR or IMPROVEMENTS;.

         1.13 "LICENCED PRODUCT" means any livestock or animal ready form of ET, more particularly

                  1.13.1 the appropriate mix of a specific quantity of PRE-MIX and certain feed base materials,

                           1.3.1.1 which mix is dependent on both the livestock or animal being treated and the medium of delivery.

         1.14     "LICENCED TERRITORIES" means:


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                  1.14.1  worldwide for IR;

                  1.14.2  worldwide for (ET) PRE-MIX;

                  1.14.3  worldwide for (ET) LICENCED PRODUCT except for:

                         1.14.3.1     Australia, New Zealand and Canada for
                                      beef; and

                         1.14.3.2     Canada for swine.

         1.5 "LICENCED TECHNOLOGIES " means ET and IR and any IMPROVEMENTS that eVS elects to licence pursuant to Article 7 (Improvements, R & D, Collaborations).

         1.6 "MASTER LICENCE" means this agreement that includes attached appendices and refers to the whole of this agreement, not to any particular section or portion thereof.

         1.7 "NUTRI-CHARGE AGREEMENTS" means the following licences, as those agreements stood, as of the date of execution of the MASTER LICENCE

                  1.17.1 Sub-Licence Nutri-Charge Agreement dated December 1, 1993, between the parties S.T.S. Agriventures Ltd. and Nutri-Charge; and

                  1.17.2 Sub-Licence Detection Technology Agreement dated December 1, 1993, between the parties S.T.S. Agriventures Ltd. and Nutri-Charge.

         1.18 "PARTY" means any one of the signatories to the MASTER LICENCE and PARTIES means both of them and their respective employees, servants and agents.

         1.19     "PATENT" means:

                  1.19.1 the patents listed Appendix A (LICENCED TECHNOLOGIES PATENTS);


                  1.19.2 any continuations, divisions, reissues and any subsequent patents whose priorities are derived from any of the patents in Appendix A (LICENCED TECHNOLOGIES PATENTS); and

                  1.19.3 subsequently patented improvements to the patents in Appendix A (LICENCED TECHNOLOGIES PATENTS).

         1.20 "PATENT OFFICE" means a PATENT OFFICE in any part of the LICENCED TERRITORIES and PATENT Offices means all of them.


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         1.21     "PERIOD ONE" means for each year during any subsisting term of the MASTER LICENCE the period from 1 January through 30 June inclusive.

         1.22 "PERIOD TWO" means for each year during any subsisting term of the MASTER LICENCE the period from 1 July through 31 December inclusive.

         1.23 "PRE- MIX" means the protected / confidential formulation of the essential active ingredients of ET, which when combined with carriers such as corn constitute the LICENCED PRODUCT as specified and identified in Appendix "C" (PRE-MIX FORMULATION) and as claimed in the US patents.

         1.24 "SALES PRICE" means the gross price paid by an arms length purchaser for any LICENCED TECHNOLOGIES sold by eVS or its authorized sub-licencees. In an non-arms length transaction, involving an AFFILIATE, Safeguard Scientifics Inc. or a sister corporation, if the gross price is less than the fair market value, then, for royalty calculation purposes, the gross price shall then be deemed to be the fair market value as set by Canada.

         1.25 "SERENDIPITOUS TECHNOLOGIES" are technologies or improvements that:

                  1.25.1   do not infringe the PATENTS; and

                  1.25.2 are created at the Agriculture Canada's Lacombe Research Centre, Alberta, Canada.

         1.26 "STS AGREEMENTS" means the following licences, as those agreements stood, as of the date of execution of the MASTER
                  LICENCE:

                  1.26.1 Exclusive Licence Agreement - NUTRI-CHARGE(R) - dated October 22, 1993, between Her Majesty the Queen in Right of Canada, as represented by the Minister of Agriculture and S.T.S. Agriventures Ltd.;

                  1.26.2 Amendment to the Exclusive Licence Agreement - NUTRI-CHARGE(R) - STS dated March 21 1997, between Her Majesty the Queen in Right of Canada, as represented by the Minister of Agriculture and S.T.S. Agriventures Ltd.;

                  1.26.3 Sub-licence - NUTRI-CHARGE(R) - Agreement dated December 1, 1993, between S.T.S. Agriventures Ltd. and Nutri-Charge;

                  1.26.4 Agreement - NUTRI-CHARGE(R) - dated March 21, 1997, between Her Majesty the Queen in Right of Canada, as represented by the Minister of Agriculture and S.T.S. Agriventures Ltd.;


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                  1.26.5   Sole Licence Agreement - Detection Technology dated
                           December 1, 1993, between Her Majesty the Queen in Right of Canada, as represented by the Minister of Agriculture and S.T.S. Agriventures Ltd.;

                  1.26.6 Sub-licence Agreement - Detection Technology - dated December 1, 1993, between S.T.S. Agriventures Ltd. and Nutri-Charge; and

                  1.26.7 Exclusive Licence Agreement - NUTRICHARGE(R) - between Her Majesty the Queen in Right of Canada, as represented by the Minister of Agriculture and STS Agriventures Ltd.

         1.27 "TRADEMARK" means the trade name NUTRI-CHARGE(R) which is owned by Canada for Canada, but does not include that trade name as owned by:

                  1.27.1   AgResearch for New Zealand, Australia;

                  1.27.2   STS Agriventures for the UK & EEC; and

                  1.27.3    Nutri-charge Partnership for the United States





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2        SURRENDER & GRANT OF LICENCE

                 Surrender

         2.1 eVS hereby surrenders its STS AGREEMENTS and NUTRI-CHARGE AGREEMENTS to Canada, and Canada accepts the surrender of those agreements. Thereafter the aforementioned agreements:

                  2.1.1    shall be of no further force and effect; and

                  2.1.2 neither PARTY shall have any further liabilities or obligations under any such agreements

                  Grant

         2.2 Subject to the provisions of this MASTER LICENCE, Canada grants to eVS an exclusive, fixed term, terminable pursuant to
                  Article 16 (Termination), royalty bearing licence for:

                  2.2.1    the COMMERCIALIZATION of the LICENCED TECHNOLOGIES;
                           and

                  2.2.2 the TRADEMARK in any jurisdictions for which Canada owns the TRADEMARK and Canada is free to licence it, whether such ownership vests in Canada prior to or subsequent to the execution of the MASTER LICENCE.

                 Sub-licencing

         2.3 eVS is permitted to sub-licence on the same terms and conditions as the MASTER LICENCE:

                  2.3.1    AFFILIATES without the consent of Canada; or

                  2.3.2 non-affiliated or non-controlled parties with the prior written consent of Canada, which consent shall not be unreasonably withheld;

                 granted that in either situation:

                  2.3.3 the sub-licencee is a reputable party capable of meeting its obligations under the sub-licence; and

                  2.3.4 the sub-licence or sub-licencee is in no way prejudicial to Canada's good faith commercial interests concerning the COMMERCIALIZATION of the LICENCED TECHNOLOGIES.

                  Canada's Consent


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     2.4  Canada's consent is required in order to:

          2.4.1 avoid any pronounced conflicts of interest with respect to ongoing planned research or licenced activities by Canada;

          2.4.2  avoid any contractual conflicts by Canada; or

          2.4.3 allow Canada to know who has access to and are exploiting the LICENCED TECHNOLOGIES for reasons of feedback to Canada to allow improvements and development.

          Sub-licence Conditions

          2.5    Any sub-licence granted by eVS shall:

                 2.5.1 be royalty-bearing, revocable, without the right to sub-licence, only within the LICENCED TERRITORIES or any portion thereof, and only within the FIELDS OF USE or a subset thereof;

                 2.5.2 prescribe a royalty against GROSS REVENUES of the sub-licencee of not less than [ ** ];

                 2.5.3 the first [ ** ] of any undivided royalty shall be payable directly to Canada so that Canada is receiving the same monies as if eVS has conducted the COMMERCIALIZATION of the LICENCED TECHNOLOGIES rather than the sub-licencee;

                 2.5.4 give eVS all rights necessary to strictly monitor and enforce quality control standards;

                 2.5.5 be subject to the same obligations and restrictions as those required of eVS under the MASTER LICENCE;

                 2.5.6 be copied to Canada within thirty (30) days of execution; and

                 2.5.7   not be a de facto assignment.

                 Termination

          2.6 Termination of the MASTER LICENCE shall also terminate any subsisting sub-licences.

                 Third Party Obligations - eVS



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          2.7    eVS shall honour any obligations Canada has in its licences or collaboration agreements with RMS and AgResearch including without limitation

                 2.7.1   the supply and pricing of ET PRE-MIX;

                 2.7.2   use of the TRADEMARK; and

                 2.7.3 rights to improvements to the technologies licenced under those agreements.

                 These eVS obligations only apply to the contracts listed in Appendix D (RMS / AgResearch Agreements). For greater certainty, the RMS contract for swine ET in Canada shall be deemed to be an executed contract antecedent in time to the MASTER LICENCE, notwithstanding its actual date of execution or effective date.

                 Third Party Obligations - Canada

          2.8 Canada shall not modify or extend the Appendix D Agreements other than pursuant to the terms of those Appendix D Agreements. Canada will not agree to renew any such agreement without offering to eVS the prior right to enter into an agreement on substantially the same terms and conditions unless the other contracting party has the right to renew such agreement.

                 Use of Canadian Corporations

          2.9 eVS agrees that, when it deems such action to be commercially prudent, it will use Canadian corporations to provide outsourcing or subcontracting services in connection with the COMMERCIALIZATION of ET and IR.

                 Disclosure Obligation - Canada

          2.10 Canada shall have a continuing obligation to disclose in a reasonable manner and time to eVS any new INTELLECTUAL PROPERTY.

                 Material Terms

          2.11 Paragraphs 2.3 (Sub-licencing) to 2.10 (Disclosure Obligation - Canada) are material terms of the MASTER LICENCE.




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3 TERM

                 Initial Term

          3.1 Subject to paragraph 3.2 (Renewal Conditions) and Article 16 (Termination) the term of the MASTER LICENCE shall be twenty
                 (20) years from the date of execution.

                 Renewal Conditions

          3.2 eVS shall have the right to elect to renew after the initial term for five (5) year terms, so long as:

                         No Dispute

                 3.2.1   eVS is not in breach of the extant MASTER LICENCE; or

                         Dispute /Contingent Renewal Pending ADR

                 3.2.2 if at the time of an automatic renewal, there is an outstanding dispute or disputes between the PARTIES that has been articulated and referred to negotiation, paragraph 18.2 (Formal Negotiations) or in mediation, paragraph 18.3 (Mediation) or in arbitration, paragraph
                         18.8 (Arbitration) as the case may be, then the MASTER LICENCE shall contingently renew until the dispute is resolved under the dispute resolution mechanisms prescribed under Article 18 (Alternate Dispute Resolution (ADR)).

                         3.2.2.1 If the resolution of the dispute determines that eVS has committed an act of termination as defined in Article 16 (Termination), then Canada shall elect either to:

                                   3.2.2.1.1   allow the renewal to vest; or

                                   3.2.2.1.2   terminate the MASTER LICENCE,
                                               subject to any cure periods.

                         3.2.2.2 If the resolution of the dispute determines that eVS was not or is not in breach of the MASTER LICENCE, then the renewal of the MASTER LICENCE shall vest.





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4 EXPLOITATION OF LICENCED TECHNOLOGIES

                  Best Efforts to Commercialize

          4.1 During the term (or the renewal) of the MASTER LICENCE, eVS shall:

                 4.1.1 use its commercially reasonable best efforts to COMMERCIALIZE the LICENCED TECHNOLOGIES; and

                 4.1.2 not do, or assist anyone to do, anything inimical to the COMMERCIALIZATION of the LICENCED TECHNOLOGIES or TRADEMARK.

                Royalty Holiday

          4.2 Notwithstanding paragraph 4.1 (Best Efforts to Commercialize), because:

                 4.2.1 ET requires regulatory approvals for each of the different products;

                 4.2.2 as of the date of the execution of the MASTER LICENCE, IR is not sufficiently developed for COMMERCIALIZATION due to software and hardware issues; and

                 4.2.3 acquisition, start-up, marketing, manufacturing costs are substantial and well in excess of one million dollars US ($1,000,000).

                 eVS shall have a two (2) year royalty holiday from the date of execution of the MASTER LICENCE in order to obtain the necessary regulatory approvals, mature the IR for market and preserve capital for COMMERCIALIZATION purposes.

                 Start-Up Costs

          4.3 If Canada requires broad details of the costs cited in sub-paragraph 4.2.3 (Royalty Holiday), then eVS shall provide those details sufficient to satisfy Canada's need and motivation for such details. Such information is deemed to be CONFIDENTIAL INFORMATION because of the highly sensitive financial and marketing intelligence contained therein.

                 Continuing Obligations During Holiday

          4.4 The royalty holiday under paragraph 4.2 (Royalty Holiday), does not relieve eVS of its obligations to:

                           Patents



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                 4.4.1   apply for, register, prosecute, secure and maintain
                         PATENTS as further prescribed in Article 9 (Patents);

                           Collaborations

                 4.4.2 fund collaborations concerning ET and IR as prescribed in Article 7 (Improvements, R & D, Collaborations); and

                           Research Support Payment

                 4.4.3 pay twenty thousand dollars US ($20,000) to Canada at the first anniversary of the execution of MASTER LICENCE towards a research support agreement for research purposes designated solely by Canada which may or may not involve the LICENCED TECHNOLOGIES.

                 Fundamental Terms

          4.5 Paragraph 4.1 (Best Efforts to Commercialize) is a fundamental term of the MASTER LICENCE.






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5 ROYALTIES

                 Percentage Royalty of Gross Revenues

          5.1    eVS shall pay a royalty to Canada of [ ** ] of GROSS REVENUES.

                 Payments Semi-Annually

          5.2 The royalties under paragraph 5.1 (Percentage Royalty of Gross Revenues) shall be payable semi-annually to Canada.

                 Payment Dates

          5.3 eVS shall calculate the royalties for PERIOD ONE and PERIOD TWO each year.

                 5.3.1 The payment related to PERIOD ONE, which shall be estimated and based upon unaudited financial statements, shall be made on or about 31 July each year.

                 5.3.2 The payment related to PERIOD TWO, which shall be based upon audited year-end financial statements and adjusted, if necessary, to reflect actual royalties earned in PERIOD ONE, shall be made on or before 15 March each year.

                 Payment Method

          5.4 Cheques for the payment of royalties shall be in US funds and made payable to the "Receiver General for Canada". They shall be sent to:

                  Director
                 Agriculture and Agri-Food Canada
                 Lacombe Research Centre
                 6000 C&E Trail
                 Lacombe, Alberta
                 T4L 1W1

                 Cheque Requirements

          5.5 Each cheque shall be accompanied by a statement bearing the Financial Coding of this MASTER LICENCE and the LICENCED TECHNOLOGIES name/identification, and showing the period covered, the total sales, the royalty applicable and the total royalty paid.

                 Payments to Canada after Termination



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          5.6    eVS shall pay to Canada any sums due and payable under the
                 MASTER LICENCE, whether incurred prior to termination or after, in accordance with Article 16 (Termination).

                 Attribution of Royalties

         5.7 eVS shall use its commercially reasonable best efforts to identify how much of the aggregate annual royalties are attributable to each of ET or IR. This information will be disclosed to Canada at the same time the PERIOD TWO payment is made.






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6 IP OWNERSHIP & REPRESENTATIONS

                 Canada Owns Licenced Technologies

          6.1    eVS agrees and is estopped from alleging otherwise, that:

                 6.1.1 subject to the provisions of paragraph 7.12 (Ownership of Background Intellectual Property) the LICENCED TECHNOLOGIES, its creation, discovery, development and every matter relating thereto, forming part thereof and arising therefrom, are vested in and are the sole property of Canada;

                 6.1.2 subject to the provisions of paragraph 7.12 (Ownership of Background Intellectual Property) ownership and all rights to, related to, connected with or arising out of the foregoing, including without limitation, PATENTS, INTELLECTUAL PROPERTY and copyright in and the right to produce and publish or cause to be produced and published all information material and documents, and the right to issue a licence, are vested in and are the sole property of Canada;

                 6.1.3 eVS shall have no rights in and to the foregoing except as may be expressly granted in the MASTER LICENCE and eVS shall not apply for any pertinent or other right and shall not divulge or disclose, without the prior written consent of Canada, any information, material or documents concerning same or make available in any way or use the LICENCED TECHNOLOGIES except as expressly provided in this MASTER LICENCE;

                 6.1.4 Canada is the exclusive owner of the TRADEMARK and all goodwill associated therewith, and any unauthorized use of the TRADEMARK is an infringement of Canada's rights; and

                 6.1.5 eVS acquires no right, title or interest in the TRADEMARK, and eVS shall not in any manner represent that it has any ownership interest in the TRADEMARK or applications or registrations therefor.

                 No Impeachment

          6.2 eVS shall neither impeach or otherwise attack, directly or indirectly, the PATENTS the TRADEMARK or any INTELLECTUAL PROPERTY rights held by Canada in the LICENCED TECHNOLOGIES nor assist any third party to do the same, except where prohibited by law.

                 Inimical Use of Confidential Information

          6.3 Notwithstanding prohibition in paragraph 6.2 (No Impeachment), eVS shall not use any CONFIDENTIAL INFORMATION obtained from Canada in the negotiation of the


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                 MASTER LICENCE, under due diligence searches or otherwise
                 related to this MASTER LICENCE in any manner that violates eVS rights and obligations under the MASTER LICENCE and is inimical to the interests of Canada.

                 Regulatory Rights

          6.4 Canada represents to the best of its knowledge that any regulatory rights to the LICENCED TECHNOLOGIES are as follows:

                 6.4.1 STS Agriventures Ltd. owns the registration for Canada for five ET products for beef cattle;

                 6.4.2 Nutricharge Partnership is in the final stages of the process of getting ownership for one ET product for beef cattle in the USA;

                 6.4.3 Canada is in the process getting ownership for one ET product in Canada for swine; and

                 6.4.4 Agriventures STS Ltd. has obtained a registration for one ET product beef cattle in UK and EEC, which registration does not provide proprietary rights.

                 Inventors Rights

          6.5 Canada has obtained an enforceable written assignment from each named inventor, and the proper inventors have been identified in the PATENTS. Canada has provided to eVS true and correct copies of each such assignment.

          6.6 To the best of Canada's knowledge the PATENTS both constitute a valid and enforceable right of Canada and do not infringe or conflict with the rights of any other person. To the best of Canada's knowledge, Canada has no obligation to compensate any non-governmental third parties in order to use the LICENCED TECHNOLOGIES other than:

                 6.6.1 as prescribed under the Public Servants Inventions Act, pursuant to which payments are carved from any royalties received by Canada for the use of the LICENCED TECHNOLOGIES;


                 6.6.2 a carve out of any royalty stream of Canada's attributable to the use of technology arising out of a collaboration with the Alberta Pork Producers Development Corporation, which collaboration was terminated on 1 July 1994, and which carve shall, as between the PARTIES, be Canada's sole responsible.



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                 No Litigation

          6.7 As of the date of execution of the MASTER LICENCE, to the best of Canada's knowledge, there is no threatened suit, action, claim, arbitration, grievance, litigation, administrative or legal or other proceeding, or investigation, against Canada or its licencees contesting the validity of, or Canada's rights to use, any of the LICENCED TECHNOLOGIES.

                 Third Party Rights

          6.8    Except for:

                 6.8.1 the licences listed in Appendix D ("RMS / AgResearch Agreements);

                 6.8.2 the right to conduct research concerning the LICENCED TECHNOLOGIES; and

                 6.8.3 the regulatory rights listed in paragraph 6.4 (Regulatory Rights);

                 as of the date of execution of the MASTER LICENCE, Canada has not granted any commercial licence or other commercial right to use, in any manner, any item of the LICENCED TECHNOLOGIES whether or not requiring the payment of royalties.

                 Infringement

          6.9 To the best of Canada's knowledge, as of the date of execution of the MASTER LICENCE, no person or entity is infringing upon any of Canada's rights to the PATENTS. To the best of Canada's knowledge, Canada's use of the PATENTS prior to the date of this MASTER LICENCE does not infringe, and has not infringed, the rights of any third party. Canada has not received any formal notice of infringement upon, misappropriation of any asserted right of any third party, and to the best of Canada's knowledge, there is no basis for any such notice.

                 Patent Coverage & Formula

          6.10   Canada represents and warrants that:

                 6.10.1 the confidential formulation of the PRE-MIX as identified in Appendix "C" in particular
                         NUTRI-CHARGE(R) MR (market-ready) and NUTRI-CHARGE(R) ON (over- night), but excluding NUTRI-CHARGE(R) TM (tank mixable) are within at least one claim on the US patents;

                 6.10.2 this formulation, as adapted for a particular species or medium of delivery, was disclosed under licence to STS Agriventures Ltd. and Nutricharge (a limited partnership) for regulatory registration.



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                 US Federal Department of Agriculture (FDA) Regulatory

                       Manufacture

          6.11 As of the date of execution of the MASTER LICENCE, to the best of Canada's knowledge, its licencee for the US territory, Nutricharge, manufactured ET PENDING PRODUCT in full compliance with FDA good manufacturing practice requirements.

                       No Export

          6.12 As of the date of execution of the MASTER LICENCE, Canada has not exported PRE-MIX or LICENCED PRODUCT to the USA, and to the best of Canada's knowledge, none of Canada's licencees have exported PRE-MIX or LICENCED PRODUCT to the USA.

                       Disclosure by Canada

          6.13 As of the date of execution of the MASTER LICENCE, Canada has made its best efforts to discuss, satisfy inquiries, locate and disclose to eVS or its agents, all documents or other information in Canada's possession concerning communications to or from the FDA or prepared by the FDA, concerning the ET PENDING PRODUCT, and the related FDA regulatory requirements for new animal drugs.

                       Product Claims

          6.14 As of the date of execution of the MASTER LICENCE, Canada has agreed with the FDA as to a protocol to prove the following claims concerning the ET PENDING PRODUCT:

                 6.14.1  increased dressing percentage;

                 6.14.2 reduced proportions of dark cutter which are animals with low muscle glycogen and high pH;

                 6.14.3 reduced mobility of intra-muscular fat resulting in a higher marbling score;

                 As evidenced by FDA memo dated 28 June 1996, an FDA letter 29 September 1997.

                        Animal Food

          6.15 As of the date of the execution of the MASTER LICENCE, to the best of Canada's knowledge, the ET PENDING PRODUCT meets all FDA requirements for use as a


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                 non-human animal food. For greater clarity, Canada has not assessed the ET PENDING PRODUCT with respect to the American Association of Feed Control Officials (AAFCO).

                       FDA Problems

          6.16 As of the date of execution of the MASTER LICENCE, Canada is not currently aware of any issues or problems that would significantly delay or prevent FDA approval of a new animal drug application for the ET PENDING PRODUCT, with the exception of clinical trial results which are the subject of the report entitled "Investigator Final Study Report, INAD, 9267-0-0004".

                       No Misrepresentations

          6.17 As of the date of execution of the MASTER LICENCE, Canada has not, and to the best of Canada's knowledge, Her authorized agents and licencees have not,

                 6.17.1 made any untrue statements of a material fact or fraudulent statement to the FDA;

                 6.17.2 deliberately failed to disclose a fact requirement to be disclosed to the FDA; and


                 6.17.3 paid any bribe or illegal gratuities or committed any deceptive act to or upon the FDA.

                         Laboratory Practices

          6.18 Canada has conducted itself with respect to ET and IR under good laboratory practices, but Canada has not knowingly conducted itself in accordance with any good laboratory practices prescribed by a statute or regulation of another nation.


                 Material Terms

          6.19 Article 6 (IP Ownership & Representations) is a material term of the MASTER LICENCE.






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7 IMPROVEMENTS, R & D, COLLABORATIONS

                 Carve Out

          7.1 Notwithstanding any other provision of this MASTER LICENCE, Canada shall retain from the MASTER LICENCE any and all rights necessary for research and development both:

                 7.1.1   to improve ET and IR; and

                 7.1.2 to pursue research and development directly or indirectly related to ET and IR.

                 Licencing of Improvements from Canada's R & D under Carve Out
          7.2 If IMPROVEMENTS arise from research conducted by Canada at the Lacombe Research Centre under paragraph 7.1 (Carve Out), and

                 7.2.1   those IMPROVEMENTS are exclusively owned by Canada; or

                 7.2.2 there are no pre-emptory or third party rights to those IMPROVEMENTS under pre-existing agreements concerning IR or ET;

                 then those IMPROVEMENTS shall be licenced exclusively to eVS under the MASTER LICENCE upon notification by Canada of such IMPROVEMENTS and acceptance of same by eVS in writing within one hundred and eighty (180) days of the notification. Any SERENDIPITOUS IMPROVEMENTS arising from research conducted by Canada under paragraph 7.1 (Carve Out) shall not be covered by the MASTER LICENCE.

                 No Competition

          7.3 Canada shall not COMMERCIALIZE ET or IR or any IMPROVEMENTS, but nothing in this obligation shall derogate or diminish Canada's right to conduct research and development as contemplated in paragraph 7.1 (Carve Out).

                 Collaborations Between eVS and Canada


          7.4 eVS and Canada shall each have the option to be a collaborator with the other in any projects concerning IR or ET. If the PARTIES agree to such a collaboration, then eVS and Canada (through the Lacombe Research Centre) shall support on a case-by-case, mutually agreed upon basis, such collaborations in cash or in kind, or both. Each PARTY shall thereafter provide the other PARTY with periodic progress reports regarding the status of the collaboration as provided for in the applicable collaboration agreement.



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                 Licencing of Improvements from eVS / Canada Collaborations

          7.5 Any IMPROVEMENTS produced in any collaboration between eVS and Canada (Lacombe Research Centre) pursuant to paragraph 7.4 (Collaborations Between eVS and Canada) shall be licenced exclusively to eVS under the MASTER LICENCE after notification by Canada of such IMPROVEMENT and acceptance of same by eVS in writing within one hundred and eighty (180) days from such notification. The IMPROVEMENTS shall be owned by Canada unless eVS brought technology into the collaboration which was crucial to the collaboration in which case the resulting technology shall be jointly owned in proportion to the values of the technologies brought by the PARTIES.

                 Licencing of Serendipitous Technologies from eVS / Canada Collaborations

          7.6 After notification by Canada of any SERENDIPITOUS TECHNOLOGIES produced in any collaboration between eVS and Canada pursuant to paragraph 7.4 (Collaborations Between eVS and Canada), eVS shall have an option (exercisable in writing within one hundred and eighty (180) days from the aforementioned notification) to exclusively licence those SERENDIPITOUS TECHNOLOGIES, on reasonable commercial terms which terms shall include a commercially reasonable best efforts to COMMERCIALIZE obligations. The SERENDIPITOUS TECHNOLOGIES resulting from the collaboration shall be owned by Canada unless eVS brought technology into the collaboration which was crucial to the collaboration in which case the resulting technology shall be jointly owned in proportion to the values of the technology brought by the PARTIES.

                 Third Party Licences Resulting Technology

          7.7 If under paragraph 7.6, (Licencing Serendipitous Technologies from eVS / Canada Collaborations)

                 7.7.1 eVS funds a collaboration but does not exercise any rights to licence any technology resulting from that collaboration; and

                 7.7.2 Canada commercializes that resulting technology with a third party;

                 then eVS shall be entitled to a portion of any consideration payable under the licence with the third party in an amount to be agreed upon by the PARTIES, which may be determined in part by considering each PARTY's contribution to the collaboration.

                 Improvements Part of Licenced Technologies

          7.8 For greater clarity, if eVS elects to licence IMPROVEMENTS, pursuant to any or all of:



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                 7.8.1   paragraph 7.2 (Canada's R & D under Carve Out);

                 7.8.2   paragraph 7.5 (eVS / Canada Collaborations); and

                 7.8.3 paragraph 7.6 (Serendipitous Technologies from eVS / Canada Collaborations);

                 then such IMPROVEMENTS shall be deemed to be included in the definition of LICENCED TECHNOLOGIES of ET or IR, as applicable.

                 Discretion to Collaborate

          7.9 Collaborations pursuant to paragraph 7.4 (Collaborations Between eVS and Canada) shall be conducted subject to the discretion of Canada and eVS (as applicable), factoring in, amongst other factors:

                 7.9.1   research planning priorities;

                 7.9.2   mandate;

                 7.9.3   pre-existing contractual obligations;

                 7.9.4   scarcity of resources & personnel;

                 7.9.5     Ministerial prerogative; and

                 7.9.6     commercial needs / priorities / time constraints.

                 Either Party Unable / Unwilling to Collaborate

          7.10 If either PARTY is unable or unwilling to collaborate or conduct a collaboration pursuant to paragraph 7.4 (Collaborations Between eVS and Canada) due to reasons contemplated in paragraph 7.9 (Discretion to Collaborate) then the other PARTY may enter into a collaboration with a third party, subject to the applicable criteria in paragraph 7.11 (Third Party Collaborations).


                 Third Party Collaborations

          7.11 When the PARTIES enter into third party collaboration, as prescribed in paragraph 7.10 (Either Party Unable / Unwilling to Collaborate), Canada and eVS shall:

                 7.11.1 disclose to the other the nature of the collaboration prior to the start of the project;



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                 7.11.2  determine if the third party would collaborate with
                         Canada or eVS as the case may be;

                 7.11.3 ensure that if Canada or eVS (as applicable) do not actively participate in collaborative project, then the project shall be subject to any necessary confidentiality restrictions and third party approvals necessary to protect the CONFIDENTIAL INFORMATION of either Canada or eVS;

                 7.11.4 supply candid, timely and complete disclosure of the findings, results and their impact, potential or otherwise, on ET or IR notwithstanding any confidentiality strictures, to Canada or eVS (as applicable);

                 7.11.5 ensure that eVS or Canada, as the case may be, are signatories to any third party collaborations, even though eVS or Canada are not actively participating in the third party collaboration; and

                 7.11.6 if Canada is an active PARTY to a third party collaboration and eVS is not, Canada will use its best efforts to ensure that any IMPROVEMENTS resulting from such third party collaborations are licenced to eVS under the MASTER LICENCE.

                 For greater clarity, pursuant to subparagraph 7.11.5 (Third Party Collaborations), the PARTIES agree that each must deliver an executed signature page to any third party agreement within thirty (30) days of the receipt of the execution copy of such agreement.

                 Ownership of Background Intellectual Property

          7.12 Any IMPROVEMENTS solely discovered, created, assigned to, licenced or otherwise bought by Canada or eVS remain the property of the PARTY that discovered, created or bought that IMPROVEMENT. Any jointly discovered, created or bought IMPROVEMENTS shall be jointly owned in the ratio which may be determined by the collaboration, contribution or purchase.


                 Material Terms

          7.13 eVS's obligations under this Article are material terms of the MASTER LICENCE.




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8 WARRANTIES OF QUALITY

                 No Warranties

          8.1 Other than as explicitly stated in the MASTER LICENCE, Canada makes no warranties, express or implied, of any nature, for the LICENCED TECHNOLOGIES including without limitation:

                 8.1.1   merchantability;

                 8.1.2   fitness for any or a particular purpose;

                 8.1.3   commercial utility;

                 8.1.4   latent or other defects;

                 8.1.5 infringement or non-infringement of PATENTS or other third party rights;

                 8.1.6   conformity with the laws of any jurisdictions; or

                 8.1.7   fitness for eVS's corporate objectives.

                 Disclaimer of Implied Warranties

          8.2 No legal or equitable warranties implied by law or convention under any domestic, foreign or international legal regime shall apply to the MASTER LICENCE. eVS acknowledges this disclaimer and is estopped from relying on any such warranties against Canada.

                 Third Party Representations

          8.3 eVS shall not represent to any sub-licencee the existence of any warranty concerning the LICENCED TECHNOLOGIES unless such warranty is explicitly stated in the MASTER LICENCE.

                 Disclosure by Canada

          8.4 As of the date of execution of the MASTER LICENCE, Canada has made its best efforts to locate and disclose to eVS all relevant information, studies, publications in Canada's possession or control concerning:

                 8.4.1   any regulatory processes;

                 8.4.2   the use, safety and effectiveness of the PATENTS; and



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                 8.4.3   the safety for consumption by animals that have been
                         treated by the PATENTS;

                 for the purposes originally contemplated under the MASTER LICENCE. To the best of Canada's knowledge all of the aforementioned information, studies, and publications are true and correct in all material respects and omit no material facts the absence of which renders the studies misleading.

                 Disclosure & Due Diligence

          8.5    eVS acknowledges that:

                 8.5.1 eVS has conducted a due diligence search of all matters relevant to the LICENCED TECHNOLOGIES, the PATENTS and the MASTER LICENCE;

                 8.5.2 eVS has had an opportunity to confer with Canada and receive satisfactory answers from Canada; and

                 8.5.3 Canada makes no representation that all the characteristics both favourable and unfavourable have been identified.

                 Confidential Information Without Warranty / No Reliance

          8.6    Except for the representations of Canada in the MASTER LICENCE,

                 8.6.1 eVS shall not rely in any way on the accuracy or completeness of any CONFIDENTIAL INFORMATION or other information provided by Canada under the MASTER LICENCE;

                 8.6.2 any use of such CONFIDENTIAL INFORMATION shall be at eVS sole risk and expense; and

                 8.6.3 any CONFIDENTIAL INFORMATION provided to eVS by Canada is without any warranty or guarantee of any kind whatsoever.



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9 PATENTS

                 Queen Owns All Patents

          9.1 The PARTIES agree that all PATENTS shall be in the name of "Her Majesty the Queen in Right of Canada as represented by the Minister of Agriculture and Agri-Food Canada" except in those instances of joint inventions as contemplated in Article 7 (Improvements, R & D, & Collaborations) in which case such patents shall be in joint names.

                 eVS Discretion to Patent

          9.2 eVS shall have discretion as to the jurisdictions in which it seeks patent protection.

                 eVS Responsibility for Patent Costs

          9.3 eVS shall be responsible for all future fees related to present and future PATENT applications, registration, prosecution and maintenance for:

                 9.3.1 all PATENTS in existence at the time of the execution of the MASTER LICENCE, irrespective of whether or not eVS deems those extant PATENTS necessary; and

                 9.3.2 patents deemed necessary by eVS and Canada, or by eVS only.

                 Canada Responsibility for Patent Costs

          9.4 Canada shall be responsible for all fees for patent applications that:

                 9.4.1 are initiated after the execution of the MASTER LICENCE; and

                 9.4.2   deemed necessary by Canada alone.

                 Material Terms

          9.5 eVS's obligations under this Article are material terms of the MASTER LICENCE.




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10 REGULATORY

                 Notice to Assist

          10.1 Canada shall assist eVS to obtain any required regulatory approvals in the CORE COUNTRIES and as necessary elsewhere, for the COMMERCIALIZATION of ET and IR. Such assistance shall be provided after receipt of advance notice by Canada from eVS. eVS shall use its best efforts to provide advance notice to Canada to enable resource planning and allocation, which notice in any event shall be given not less than two (2) weeks prior to the date on which Canada's assistance is needed.

                 Assistance

          10.2   This assistance shall include without limitation:

                 10.2.1 educating eVS personnel or clients in the technology in support of hearings or registration trials;

                 10.2.2 making scientists familiar with the technology available for hearings or registration trials;

                 10.2.3 disclosing scientific reports (under appropriate confidentiality strictures when applicable);

                 10.2.4  establishing / disclosing protocols; and

                 10.2.5  scientific support.

                 eVS acknowledges that when possible, third parties will be used to provide the said assistance in order to preserve and best utilize Canada's scientific resources. Such assistance will be provided by Canada subject to:

                 10.2.6  scarcity of scientific resources and personnel;

                 10.2.7  pre-existing contractual obligations;

                 10.2.8  research and development priorities; and

                 10.2.9  time constraints.

                 In the event third parties cannot be utilized, Canada shall render the necessary support to eVS within a reasonable period of time as mutually agreed to by the parties taking into account the foregoing after receipt of sufficient advance notice pursuant to paragraph 10.1 (Notice to Assist).



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                 Canada's Advisory Board Positions

          10.3 Canada shall have up to two positions on any scientific advisory boards used by eVS regarding ET and IR COMMERCIALIZATION. Canada shall ensure that, as applicable, the Director of the Lacombe Research Centre (or the Director's designate) and one of its scientists who is most conversant with IR or ET shall be Canada's nominees. Canada's scientist position on any advisory boards will be filled on a revolving basis as required.

                 Costs of Canada's Advisory Board Members

          10.4 eVS shall pay all travel, accommodation and victualing and incidental costs for Canada's members to travel for regulatory or advisory board purposes at rates:

                 10.4.1 not to exceed those prescribed by the Treasury Board of Canada for civil servants where those costs are incurred before notice or approval of the aforementioned costs by eVS; or

                 10.4.2 at the rates in accordance with the policies and procedures of eVS then in effect when the aforementioned costs are approved in advance by eVS;

                 but salary and related expenses shall be borne by Canada.

                 Regulatory Costs

          10.5 eVS shall be solely responsible for any and all regulatory costs, applicable in any jurisdiction, including without limitation: professional fees, consultant costs, trial costs, government fees, levies and charges. For greater clarity and without restricting the generality of the foregoing, eVS shall not be responsible for infringement or litigation costs, other than as prescribed under Article 14 (Patent Infringement).

                 Decision to Register

          10.6 eVS shall be responsible, upon consultation with Canada, for determining if a product is to be registered under any regulatory regime, as well as the nature of the registration. Should eVS decide not to register, with or without claims, Canada may independently pursue registration at Canada's own cost.


                 Registration Ownership

          10.7 Registrations shall vest in the name of the PARTY that paid for the registration. Any registrations in the name of eVS shall be as soon as practicable assigned,


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                 transferred or licenced to Canada, for one dollar, upon the expiration or termination of the MASTER LICENCE.

                 Trademark Use

          10.8   eVS shall:

                 10.8.1 use the TRADEMARK only in the manner and form prescribed by Canada in accordance with the reasonable standards and specifications of Canada;

                 10.8.2 observe such reasonable requirements with respect to trademark notices and other forms of marking as Canada from time to time may, in its sole discretion, direct and communicate to eVS; and

                 10.8.3 indicate clearly when using the TRADEMARK that the TRADEMARK is owned by Canada and that the TRADEMARK is being used by eVS under a licence from Canada.

                 Trademark and Quality Control

          10.9 eVS shall only use the TRADEMARK in the territories for which Canada is the owner and only in association with ET which conforms in nature and quality and are produced or performed by eVS in compliance with the contractual and regulatory standards as prescribed in Article 11 (Audits & Quality Control).




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11      AUDITS & QUALITY CONTROL

                 Audit Rights and Purposes

        11.1 Canada shall have the right to audit eVS and examine eVS's records, documentation and data related to the COMMERCIALIZATION of ET and IR in ensure compliance with all terms of the MASTER LICENCE and protection of the TRADEMARK.

                 Audit Timing / Process / Cost

        11.2 Such audits will be conducted during the 2nd quarter of any fiscal year after the completion of the preceding years annual audit. The audit will be conducted during normal business hours following reasonable written notice. Canada shall have the option to use the independent auditors of eVS to conduct the forensic royalty audit. If there is a five percent (5%) or more deficiency in royalty payment uncovered by the forensic arm of the independent auditors of eVS, then in addition to immediately paying the deficiency, eVS shall pay Canada's costs, if any, in conducting the audit.

                 Regulatory Quality Standards

        11.3 eVS shall use its best efforts to ensure that all ET and IR processes or products meet or exceed any contractual (pursuant to paragraph 11.4 - Contractual Quality Standards), regulatory or statutory standards. eVS shall contractually require the same compliance from its contractors, sub-contractors or sub-licences.

                 Contractual Quality Standards

        11.4 Canada and eVS shall clearly define in writing quality standards with respect to both product and manufacturing procedures, prior to the manufacture of each product.

                 Spot Audits

        11.5     If:

                 11.5.1   eVS becomes insolvent;

                 11.5.2 eVS fails to pay royalties within thirty (30) days of written notice of the arrears;

                 11.5.3 eVS is notified by a regulatory authority that eVS or one of its contractors, sub-licencees has breached statutory or regulatory standards in the production or use of ET or IR;

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                 11.5.4   eVS fails to meet the contractual standards as
                          prescribed in the procedure in paragraph 11.4 (Contractual Quality Standards); or

                 11.5.5 Canada becomes aware of bona fide complaints about the quality of PRE-MIX or LICENCED PRODUCT;

                 then irrespective of the quarter, Canada may ask eVS to conduct spot audits of eVS production and sales sites anywhere in the LICENCED TERRITORIES within fourteen (14) days from written notification from Canada. eVS shall disclose those audit results to Canada within thirty (30) days of each audit.

                 Material Terms

                 11.6 eVS's obligations under this Article are material terms of the MASTER LICENCE.

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  12     REPORTS

                 Administrative Meetings

        12.1 The PARTIES agree to meet annually to review for the preceding and upcoming year, both the progress of the COMMERCIALIZATION of ET and IR, and related scientific research, in addition to any other issues the PARTIES deem relevant. At the meeting the PARTIES may address:

                 12.1.1 a description of the steps taken by eVS to COMMERCIALIZE and sub-licence the LICENCED TERRITORIES;

                 12.1.2 a description of the marketing conditions for the LICENCED PRODUCT;

                 12.1.3 a report on the production, distribution and sales of the LICENCED PRODUCT;

                 12.1.4    a statement of:

                           12.1.4.1 the names and addresses of all sub-licences to whom the LICENCED PRODUCT has been sub-licenced;

                           12.1.4.2         the latest period (PERIOD ONE or
                                            TWO) reports, and if possible the
                                            revenues from each sub-licencee;

                 12.1.5 a discussion of the business plan for the COMMERCIALIZATION of the LICENCED TECHNOLOGIES both on a strategic and short term basis;

                 12.1.6 a discussion of the research conducted by the PARTIES relevant to the LICENCED TECHNOLOGIES; and

                 12.1.7 a discussion of the proposed research for the next two (2) years both on a strategic and short term basis.

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13      CORPORATE REPRESENTATIONS & WARRANTIES

                 eVS

         13.1 eVS represents and warrants to Canada that as of the date of execution of the MASTER LICENCE:

                          Ability

                 13.1.1 eVS can COMMERCIALIZE the LICENCED PRODUCTS, and eVS has the necessary access to funds, resources and personnel to perform its obligations under the MASTER LICENCE subject to:

                         13.1.1.1 eVS demonstrating that it can produce products or services or both based on the LICENCED TECHNOLOGIES in a financially profitable manner and that a commercial market exists for such sales at profitable prices; and

                         13.1.1.2 the receipt of the anticipated applicable USDA regulatory approvals for the LICENCED TECHNOLOGIES;

                         This representation and warranty is a fundamental condition of the MASTER LICENCE but is not a guarantee by eVS that there is commercial market for the LICENCED TECHNOLOGIES or that the LICENCED TECHNOLOGIES can be successfully COMMERCIALIZED.

                          Authorization

                 13.1.2 it has the corporate power and authority to negotiate, execute and comply with the MASTER LICENCE;

                          Enforceable

                 13.1.3 it is bound by the MASTER AGREEMENT as a legal, valid and enforceable contract upon execution, limited only by applicable bankruptcy or creditor laws, and general principles of equity;

                          Litigation


                 13.1.4 it has no knowledge of any no legal proceeding or order pending against or, to the knowledge of eVS, threatened against or affecting, eVS or any of its properties or otherwise that could adversely affect or restrict the ability of eVS to consummate fully the transactions contemplated by this MASTER LICENCE, (including without limitation the COMMERCIALIZATION of the

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                          LICENCED TECHNOLOGIES) or that in any manner draws
                          into question the validity of this MASTER LICENCE.

                          Veracity of Statements

                 13.1.5 no representation or warranty by eVS contained in this MASTER LICENCE and no statement contained in any certificate, schedule or other instrument furnished to Canada pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact.

                          Third Party Representations

                 13.1.6 it has not given any undertaking, express or implied, to any third party which would:

                          13.1.6.1 preclude eVS from fulfilling eVS's obligations under the MASTER LICENCE; or

                          13.1.6.2 cause eVS to breach an agreement with a third party.

                 Canada

        13.2 Canada represents and warrants to eVS as of the date of execution of the MASTER LICENCE.

                          Authorization

                 13.2.1 She has the power and authority to negotiate, execute and comply with the MASTER LICENCE, subject to all applicable laws and the royal prerogative and

                          13.2.1.1 no further action is required by or in respect of any governmental or regulatory authority;

                          13.2.1.2 to the best of Canada's knowledge the MASTER LICENCE does not contravene, violate or constitute a breach or default under, any requirement of law applicable to Canada or any contract to which Canada is bound or subject; and

                          13.2.1.3 the MASTER LICENCE is legal, binding and enforceable in accordance with its terms.

                          Veracity of Statements

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                 13.2.2   no representation or warranty by Canada contained in
                          this MASTER LICENCE and no statement contained in any certificate, schedule or other instrument furnished to eVS pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact.

                          Compliance of Laws

                 13.2.3 to the best of Canada's knowledge as of the date of execution of the MASTER LICENCE there is:

                           13.2.3.1 no suit, action, claim, arbitration, administrative or legal or other proceeding, or governmental or other investigation pending or threatened against or affecting the PATENTS other than

                                    13.2.3.1.1       a grievance by a fee for
                                                     service contractor, Dick
                                                     Graham,(operating under the
                                                     corporate name of
                                                     sensIRscan) who assigned
                                                     his rights of inventorship
                                                     to Canada under IR patent
                                                     #5,458,418, and is now
                                                     claiming a share of any
                                                     royalties received by
                                                     Canada for that patent.

                           13.2.3.2 no failure to comply with, nor any default under, any law, requirement, regulation, or order affecting the PATENTS;

                           13.2.3.3 no violation of or default with respect to any order, or judgment of any court, board, agency, or other instrumentality with jurisdiction issued or pending against Canada which might have a material adverse effect on the PATENTS or the ownership or use thereof; and

                           13.2.3.4 no incident, events and claims of product liability relating to the PATENTS.

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14      PATENT INFRINGEMENT

                 Notice

        14.1 In case of a PATENT infringement, or suspected PATENT infringement eVS or Canada shall promptly notify the other in writing of the alleged infringement of which a PARTY has knowledge.

                 Core Countries

        14.2 If the infringement occurs in the CORE COUNTRIES then Canada shall have

                  14.2.1 in the case of a defence, fourteen (14) days from service of a claim; or

                  14.2.2   in the case of a prosecution / enforcement, ninety
                           (90) days from notification the possible infringement,

                  to determine if Canada will prosecute or defend the infringement action, as the case may be.

                  Canada Defends / Prosecutes

        14.3 If Canada elects to prosecute / enforce or defend an action in a CORE COUNTRY, then eVS shall have the right to participate in the litigation as co-counsel at eVS's sole cost. Any prosecution / enforcement action will claim in addition to any other applicable damages or costs, both the lost revenues to the Canada and the lost revenues to eVS.

                 eVS Co-Counsel

        14.4 All decisions related to the conduct and settlement of the litigation shall be made jointly by the PARTIES except that Canada may settle suits seeking damages for infringement against third party patents without the consent of eVS so long as:

                  14.4.1 such settlement is solely for monetary damages for which Canada is solely responsible as owner of ET or IR;

                  14.4.2 such settlement in no way derogates, diminishes or restricts the rights granted to eVS in the MASTER LICENCE.

                           For greater clarity, the prior written consent of eVS
                  shall be required in all cases where a settlement would derogate, diminish or restrict the rights granted to eVS in the MASTER LICENCE.

                  eVS Assumes Control of Litigation

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         14.5     If there is a disagreement between the PARTIES as to a
                  significant strategic or tactical decision during the course of litigation contemplated in paragraph 14.3 (Canada Defends / Prosecutes), then eVS shall have the right to take over the litigation pursuant to paragraph 14.9 (eVS Defends / Prosecutes) and conduct the litigation in a commercially responsible manner.

                  Costs when eVS Assumes Control of Litigation

         14.6 eVS shall remain responsible for its costs up to the point the transfer of the case under paragraph 14.5 (eVS Assumes Control of Litigation).

                  Canada Controls Payment of Damage / Settlement Terms

         14.7 Notwithstanding the foregoing, eVS shall not have the right to:

                  14.7.1 compromise or otherwise settle damages that might be payable by Canada; or

                  14.7.2 enter a settlement that might derogate, diminish or restrict the rights granted to Canada in the Patents,

                  without Canada's written prior consent.

                  Canada's Damage Awards Distribution

         14.8 If Canada is awarded damages or costs or both, then Canada shall:

                  14.8.1 firstly, deduct its total litigation costs from the amount of the award, if costs are not awarded;

                  14.8.2 secondly, if the court issues a judgment identifying damages for the lost revenues of Canada and of eVS, then the lost revenues damages of eVS shall be forthwith paid to eVs upon receipt;

                  14.8.3 thirdly, if a global damage award is made which does not identify the damage owing to Canada and eVS respectively, then the remaining amount of the award (excluding any punitive damages), shall be deemed to be GROSS REVENUES, and subject to the royalty rate under the MASTER LICENCE; and

                  14.8.4 any punitive damages shall be divided equally between the PARTIES.

                  eVS Defends / Prosecutes

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         14.9     If Canada declines to prosecute or defend in a CORE COUNTRY, then eVS shall be free to take all action that is commercially responsible to prosecute or defend the infringement action, subject always to paragraph 14.7 (Canada Controls Payment of Damage / Settlement Terms).

                  14.9.1 From the date the litigation is commenced, in the case of a prosecution, or from the date of service, in the case of a defence, eVS shall then be entitled to defray from the subsequently generated royalties
                           Article 5 (Royalties) costs of the litigation including without limitation legal fees, court costs, disbursements, and expert fees.

                  14.9.2 If at the time of the PERIOD ONE and PERIOD TWO royalty payments pursuant to paragraph 5.3 (Payment Dates), litigation costs exceed accrued royalties, then no royalties shall be paid, and the excess costs shall be carried forward and set-off against future royalties.

                  14.9.3 If the PARTIES determine that no future royalties are possible, then from that time forward eVS shall bear any additional litigation costs. In any case, Canada shall not be liable for funds greater than the royalty stream owing to Canada.

                  14.9.4 If eVS is awarded damages or costs or both, then after deducting total litigation costs from the amount of the award, if costs are not awarded, eVS shall reimburse Canada:

                           14.9.4.1 firstly, for any amounts set-off against royalties pertaining to any litigation costs;

                           14.9.4.2 secondly, the remaining amount of the award (excluding any punitive damages) shall be deemed to be GROSS REVENUES, and subject to the royalty rate under the MASTER Licence; and

                           14.9.4.3 thirdly, any punitive damages shall be divided equally between the PARTIES.

                           Notwithstanding the foregoing, eVS shall not be entitled to "double dip" or have its total litigation costs reimbursed both by Canada and under any general damages or costs award. It is the intention of the PARTIES that for every dollar in costs recovered by eVS, eVS shall reimburse Canada a dollar in set-off royalties.

                  Non-Core Country Infringement Actions

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         14.10    In non-CORE COUNTRIES, eVS alone shall be responsible for all decisions, costs and obligations associated with any infringement prosecutions / enforcements or defences and shall indemnify Canada for the same. Notwithstanding the foregoing, eVS shall brief Canada on not less than an annual basis as to the status of such actions, unless requested by Canada on a case specific basis.

                  Parties Jointly Police Infringement

         14.11 The PARTIES agree that they will jointly police infringement of the ET/IR PATENTS and will consult with the other with respect thereto.

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15       INDEMNIFICATION

                  Reciprocal for Negligence / Contract Breach

         15.1 Subject to any applicable federal laws, Canada and eVS shall each defend, indemnify and hold the other harmless against:

                  15.1.1 any third party claims, costs, or suits arising out of the negligence of the other; and

                  15.1.2 negligence damages related to breaches of material or fundamental representations or covenants contained in the MASTER LICENCE.

                  Procedures

                           Notice

         15.2 Promptly after acquiring knowledge of any claims that fall within the compass of paragraph 15.1 (Reciprocal for Negligence / Contract Breach) Canada or eVS, as the case may be, shall give to the other written notice of such claim. Failure to give this notice shall not relieve the indemnifying party of any liability it may have to the indemnified party if such failure does not materially prejudice the indemnifying party.

                           Indemnifying Party Defends

         15.3 Subject to indemnifying party waiving its right to contest its obligation to indemnify the indemnified party for any such claims, the indemnifying party shall have the right to assume the defense. The indemnifying party shall not be liable to the indemnified party for any legal expenses of other counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense.

                           Indemnified Party Defends

         15.4 If the indemnifying party fails to assume such defense or advises that there are issues which raise conflicts of interest between the PARTIES, the indemnified party may retain one counsel satisfactory to it, and the indemnifying party shall pay all reasonable fees and expenses of such counsel promptly as statements therefor are receive. If the conflict of interest is the reason for such claims or the indemnified party's action resulted in such claims, then the indemnifying party shall be reimbursed by the indemnified party all monies paid under paragraph 15.4.

                           Co-operation

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         15.5     The indemnifying party shall receive from the indemnified
                  party all necessary and reasonable cooperation in said defense including, but not limited to, the services of employees who are familiar with the transactions out of which any such claims may have arisen.

                           Mutual Consent of Settlement

         15.6 The indemnifying party shall not be liable for any settlement effectuated without its prior written consent.

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16       TERMINATION

                  By Canada for Cause

         16.1 The MASTER LICENCE, at the option of Canada, may be terminated forthwith by Canada without compensation to eVS if:

                  16.1.1 eVS fails to COMMERCIALIZE either one of ET or IR in at least one of the CORE COUNTRIES within the earlier of two (2) years from the USFDA regulatory approval for ET as a New Animal Drug Application or four (4) years from the execution of the MASTER LICENCE;

                  16.1.2 eVS fails to fund at least one collaboration or research support agreement within two (2) years from the date of the execution of the MASTER LICENCE;

                  16.1.3 eVS fails to make any required payment within forty five (45) days of receipt of the written notice of the arrears;

                  16.1.4 eVS continues to neglect, or fails to meet, a contractual, regulatory, or statutory standard after receipt of written notice of such deficiency and the expiration of a reasonable period of time to cure the deficiency, as defined in the paragraph 11.3 (Regulatory Quality Standards) or paragraph 11.4 (Contractual Quality Standards);

                  16.1.5 eVS commits or permits a breach of the identified material or fundamental terms and conditions in the MASTER LICENCE identified in paragraphs and Articles:

                           2.1,     Surrender
                           2.2,     Grant
                           2.3,     Sub-licencing
                           2.4,     Canada's Consent
                           2.5,     Sub-licencing Conditions
                           2.6,     Termination
                           2.7,     Third Party Obligations - eVS
                           4.1,     Best Efforts to Commercialize
                           6.2,     No Impeachment
                           6.3,     Inimical Use of Confidential Information
                           8.3,     Third Party Representations
                           8.6,     Confidential Information without Warranty /
                                    No Reliance
                           9.3,     eVS Responsibility for Patent Costs
                           10.4,    Costs of Canada's Advisory Board Members
                           10.5,    Regulatory Costs
                           10.6,    Decision to Register

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                           10.7,    Registration Ownership
                           10.8,    Trademark Use
                           10.9,    Trademark and Quality Control
                           11.1,    Audit Rights and Purposes
                           11.2,    Audit Timing / Process / Costs
                           11.5,    Spot Audits
                           14.6,    Costs when eVS Assumes Control of Litigation
                           14.7,    Canada Controls Payment of Damage /
                                    Settlement Terms
                           15.1,    Reciprocal Indemnification for Negligence /
                                    Contract Breach
                           17.1,    Confidentiality Obligations
                           17.2,    Confidentiality Measures
                           17.3,    Distribution by the Receiving Party
                           17.4,    Common Law Duty of Confidentiality
                           17.5,    Confidentiality Exceptions
                           17.8,    Fiduciary
                           17.9,    Elements of Fiduciary Relationship
                           17.10,   Equitable Relief
                           21.1,    No Bribes
                           21.4,    Compliance with Law; and

                           Article 7, Improvements, R & D Collaborations.

                           and fails to remedy such breach within ninety (90) days after being required in writing to do so by Canada;

                  16.1.6 eVS breaches a representation or warranty in paragraph 13.1 ( eVS) made to Canada hereunder and such breach has a material adverse effect on the benefits to Canada or eVS's ability to perform its obligations hereunder;

                  16.1.7 eVS commences bankruptcy or insolvency proceedings, or has a receiving order made against it or has a receiver appointed to continue its operations, or has its assets seized or otherwise attached for the benefit of creditors, or passes a resolution for winding up, or takes the benefit of any statute for the time being in force, relating to bankrupt or insolvent debtors or the orderly payment of debts;

                  16.1.8 eVS assigns the MASTER LICENCE without the prior written consent of Canada; or


                  Trademark Rights Terminated

         16.2 Canada may terminate the trademark rights and permissions granted under the MASTER LICENCE if eVS breaches any of its obligations with respect to the

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                  TRADEMARK including without limitation eVS's obligations to maintain the quality and character of the LICENCED TECHNOLOGIES or the quality control standards as prescribed in the MASTER LICENCE and such breach is not remedied within 30 days of written notice thereof or sooner as circumstances dictate. For greater certainty the termination of the TRADEMARK rights / licence shall not mean or result in the termination of the MASTER LICENCE and the rights granted thereunder to ET and IR.

                  Procedure

         16.3 Termination shall be effected by a notice, that shall be effective as of the date stated therein, but subject to paragraph 16.4 (The Company's Duties on Termination), to terminate the MASTER LICENCE, together with all rights of eVS hereunder, without prejudice:

                  16.3.1 to the right of Canada to sue for and recover any royalties or other sums due Canada; and

                  16.3.2 to the remedy of either PARTY in respect of any previous breach of the MASTER LICENCE.

                  The Company's Duties on Termination

         16.4 Upon termination or expiration of the MASTER LICENCE, eVS shall, at its own cost:

                  16.4.1 return immediately to Canada all CONFIDENTIAL INFORMATION and LICENCED TECHNOLOGIES, including copies thereof;

                  16.4.2 certify in writing to Canada, within thirty (30) days, that to the best of eVS's knowledge all of the CONFIDENTIAL INFORMATION (including copies) has been returned;

                  16.4.3 deliver a detailed statement to Canada of the inventory of the LICENCED TECHNOLOGIES, then existing, but not sold by eVS, as of the date of expiration or termination;

                  16.4.4 provide Canada the right of first refusal to purchase from eVS any LICENCED TECHNOLOGIES stocks at fair market value;

                  16.4.5 dispose of any remaining LICENCED TECHNOLOGIES stocks as specified by Canada;

                  16.4.6 pay all costs due under the MASTER LICENCE, up to and including the termination date, within thirty (30) days of the termination;

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                  16.4.7   pay all costs due under the MASTER LICENCE,
                           subsequent to the termination, for any LICENCED TECHNOLOGIES sold after termination, within seven (7) days of the liability being incurred; and

                  16.4.8 transfer to Canada at no cost, all rights, permits, authorizations, registrations concerning the LICENCED TECHNOLOGIES not already in Canada's name.

                  Surviving Obligations

         16.5 All obligations of the PARTIES which expressly or by their nature survive termination or expiration, shall continue in full force and effect subsequent to and notwithstanding such termination or expiration, until they are satisfied or by their nature expire. For greater clarity, and without restricting the generality of the foregoing, the following provisions survive termination or expiration: Articles 5 (Royalties), 17 (Confidentiality / Fiduciary & Equitable Remedies), 15 (Indemnification) and 14 (Patent Infringement) shall survive early termination or expiration of the MASTER LICENCE.

                  Surrender of Licence

         16.6 If eVS does not pay any royalty to Canada within seven (7) years from the execution of the MASTER LICENCE, then eVS shall surrender the MASTER LICENCE to Canada at Canada's election.

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17       CONFIDENTIALITY / FIDUCIARY & EQUITABLE REMEDIES

                  Confidentiality Obligations

         17.1 The CONFIDENTIAL INFORMATION disclosed to the RECEIVING PARTY shall be:

                  17.1.1 used by the RECEIVING PARTY solely for purposes authorized under the MASTER LICENCE;

                  17.1.2 held in confidence, safeguarded and not disclosed by the RECEIVING PARTY; and

                  17.1.3 held in trust and dealt with only as authorized under the MASTER LICENCE.

                  Confidentiality Measures

         17.2 The RECEIVING PARTY shall require that all persons who receive any CONFIDENTIAL INFORMATION:

                  17.2.1   have a need to know;

                  17.2.2 are properly instructed to maintain the CONFIDENTIAL INFORMATION in confidence; and

                  17.2.3 sign a confidentiality agreement that binds the person to the same terms and conditions as outlined herein.

                  Distribution by the Receiving Party

         17.3 Distribution of documents beyond the RECEIVING PARTY'S staff shall be conducted on a need to know basis and only with the written permission of the DISCLOSING PARTY.

                  Common Law Duty of Confidentiality

         17.4 Nothing contained in the MASTER LICENCE derogates, displaces or otherwise diminishes the common law duty of confidentiality vested in the RECEIVING PARTY concerning the CONFIDENTIAL INFORMATION. For greater certainty, the RECEIVING PARTY acknowledges and is estopped from alleging otherwise that:

                  17.4.1 the CONFIDENTIAL INFORMATION is inaccessible (non-public) and identifiable;

                  17.4.2 the CONFIDENTIAL INFORMATION was imparted in circumstances importing an obligation of confidence; and

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                  17.4.3   any use or disclosure of the CONFIDENTIAL
                           INFORMATION, except as authorized in the MASTER LICENCE, prejudices and is detrimental to the DISCLOSING PARTY'S commercial and scientific interests.

                  Confidentiality Exceptions

         17.5 The contractual and common law duties of confidentially shall not apply to the RECEIVING PARTY, if the RECEIVING PARTY can demonstrate that:

                           Public Domain

                  17.5.1 the information was legally and legitimately in the public domain through no act or omission of the RECEIVING PARTY at the time of disclosure;

                           Published

                  17.5.2 the information was legally and legitimately published or otherwise becomes part of the public domain after the time of disclosure of the CONFIDENTIAL INFORMATION to the RECEIVING PARTY, through no act or omission of the RECEIVING PARTY;

                           Already Known

                  17.5.3 the information was already in the possession of the RECEIVING PARTY at the time of disclosure and was not acquired by the RECEIVING PARTY directly or indirectly from the DISCLOSING PARTY, (as shown by documentation sufficient to establish the time of such possession), and the RECEIVING PARTY is free to disclose the information to others without breaching any contractual obligations or common law duties;

                           Third Party Discloses

                  17.5.4 the information become available from an outside source who has a lawful and legitimate right to disclose the information to others, and the RECEIVING PARTY is free to disclose the information to others without breach of any contractual obligations or common law duties;

                           Independently Developed

                  17.5.5 The information was independently developed by the RECEIVING PARTY without the RECEIVING PARTY reviewing or accessing any of the


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                           CONFIDENTIAL INFORMATION (as shown by documentation
                           sufficient to establish the timing of such development); or

                           Judicial / Administrative Order

                  17.5.6 the information was released due to a compulsory disclosure order under a judicial process or under a compulsory regulatory requirement, none of which was invited by or consented to by the RECEIVING PARTY, and if the RECEIVING PARTY is Canada, the invitation or consent did not emanate from the Western Region of Agriculture and Agr-Food Canada's Research Branch.

                  Access to Information

         17.6 The PARTIES agree that any document containing the following information shall be treated by the PARTIES as "confidential third party" information pursuant to section 20 of the Access to Information Act:

                  17.6.1   trade secrets of eVS;

                  17.6.2 financial, commercial, scientific or technical information that is consistently treated in a confidential manner by eVS;

                  17.6.3 information, the disclosure of which could reasonably be expected to result in material financial loss or gain to, or could reasonably be expected to prejudice the competitive position of eVS; and

                  17.6.4 information, the disclosure of which could reasonably be expected to interfere with contractual or other negotiations of eVS.

                  Access to Information Disclosure

         17.7 Notwithstanding paragraph 17.6 (Access to Information), eVS acknowledges that:

                  17.7.1 a court of competent jurisdiction could order the release of information, considered hereunder as confidential third party information; and


                  17.7.2 the Access to Information Act, s. 27, requires that both Canada and eVS be notified of any such release and eVS be allowed to make representations against such release.

                  Fiduciary


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         17.8     eVS acknowledges that in the event eVS breaches its
                  obligations under the confidentiality provisions of paragraph
                  17.1 (Confidentiality Obligations) to 17.7 (Access to Information Disclosure) inclusive, then:

                  17.8.1 eVS shall be deemed a fiduciary of Canada concerning the CONFIDENTIAL INFORMATION disclosed by Canada;

                  17.8.2 eVS shall be deemed to hold in trust for Canada, the CONFIDENTIAL INFORMATION and any benefits arising from eVS improper or unauthorized use of the CONFIDENTIAL INFORMATION

                  Elements of Fiduciary Relationship

         17.9 eVS agrees that under the MASTER LICENCE in the event eVS breaches its obligations under the confidentiality provisions of paragraph 17.1 (Confidentiality Obligations) to 17.7 (Access to Information Disclosure) inclusive, then:

                  17.9.1 eVS has power and discretion affecting Canada's interests arising from the disclosure of the CONFIDENTIAL INFORMATION and the licencing of the LICENCED TECHNOLOGIES;

                  17.9.2 eVS can unilaterally exercise that power and discretion so as to affect Canada's commercial and other interests;

                  17.9.3 Canada is vulnerable to the power and discretion vested in eVS; and

                  17.9.4 eVS's primary obligations are to COMMERCIALIZE the LICENCED TECHNOLOGIES and safeguard the CONFIDENTIAL INFORMATION.

                  Equitable Relief

         17.10 eVS acknowledges, and is estopped from alleging otherwise, that:


                  17.10.1 any unauthorized use of the LICENCED TECHNOLOGIES or unauthorized disclosure of the CONFIDENTIAL INFORMATION would cause irreparable harm to Canada;

                  17.10.2 Canada has spent significant money and dedicated significant human, capital and financial resources (some of which are no longer available) in order to create, assemble, or integrate the CONFIDENTIAL INFORMATION or the LICENCED TECHNOLOGIES, as the case may be; and

                  17.10.3 Canada shall be entitled to any and all legal and equitable relief, including, without limitation, injunctive relief, without the need for posting a bond or


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                           security, as well as the equitable remedy of
                           disgorgement (being the ejection of all benefits gained by eVS traceable to the material breach).

                  Fundamental Terms

         17.11 eVS's obligations of confidentiality as prescribed in this Article are fundamental terms of the MASTER LICENCE.


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18       ALTERNATE DISPUTE RESOLUTION (ADR)

                  Negotiation

                           Informal Negotiations

         18.1 If a dispute arises between the PARTIES concerning the construction, interpretation, compliance with or breach of this MASTER LICENCE, then the PARTIES shall:

                  18.1.1 reduce the dispute to writing, and if the PARTIES cannot agree on the wording of the dispute, both PARTIES may submit to each other their written version of the dispute;

                  18.1.2 make bona fide efforts to resolve the dispute by amicable negotiations; and

                  18.1.3 provide full, frank and timely disclosure of all relevant facts, information and documents to facilitate those negotiations.

                           Formal Negotiations

         18.2 If the PARTIES are unable to resolve the dispute within fourteen (14) calendar days from the date of the dispute being reduced to writing by the first PARTY to do so, then within the following thirty (30) days the dispute shall be referred to the Director General Western Region (or the Director of the Lacombe Centre), on behalf of Canada, and to the CEO (or a directly reporting designate) on behalf of eVS to negotiate a resolution.

                  18.2.1 These individuals may not delegate, substitute or direct surrogates for them at these negotiations.

                  18.2.2 These individuals shall meet in person to negotiate and the PARTIES shall bear their own costs.

                  18.2.3 Unless otherwise agreed, the meeting shall alternate between the Edmonton, Alberta, Canada and Orlando, Florida, USA, commencing in Orlando for the first dispute. There shall only be one meeting per dispute, which meeting shall not exceed one business day in length.

                  18.2.4 The meeting shall be held within sixty (60) days from the expiration of the thirty (30) day period in paragraph 18.2 (Formal Negotiations); and

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                  18.2.5   The PARTIES may bring no more than two consultants to
                           a meeting. The two consultants shall not have a right of audience or otherwise to negotiate the dispute.

                  Mediation

         18.3 If, within thirty (30) days following the close of the meeting under paragraph 18.2 (Formal Negotiations), the PARTIES have not succeeded in negotiating a resolution, then the PARTIES may jointly submit the dispute to mediation.

                           Direct to Arbitration

         18.4 If the PARTIES cannot agree to jointly submit the dispute to mediation, then either PARTY may submit the dispute to binding arbitration.

                           Process

         18.5     The PARTIES shall:

                  18.5.1   appoint a mutually acceptable mediator with sixty
                           (60) days from the close of the formal negotiation meeting under subparagraph;

                  18.5.2 participate in good faith in the mediation and negotiations related thereto;

                  18.5.3 send representatives to the mediation shall be empowered or have sufficient delegated authority to resolve, compromise, negotiate or settle the dispute submitted to arbitration, without seeking further instructions or approvals from any superiors or committees / corporate structures, unless the nature of the dispute by law or corporate policies or practices requires approval from the respective corporate structure. In such event, such approval shall be obtained within five (5) business days of the proffer of any settlement offer;

                  18.5.4 bear the costs of the mediation equally, except that each PARTY shall bear its own personal costs of the mediation; and

                  18.5.5 disclose in a full, frank and timely manner all relevant facts, information and documents to facilitate the mediation.

                           Location

         18.6 The mediation shall take place in the city that was not the site of the formal negotiations for the dispute.

                           Unsuccessful


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         18.7     The dispute shall be referred to binding arbitration if the
                  PARTIES are not successful in resolving the dispute through mediation.

                  Arbitration

         18.8 After negotiation (and if applicable, mediation), any subsisting dispute between the PARTIES, shall be referred to arbitration by a written submission signed by either Canada or eVS.

                  Procedure

                           Law, Code & Rules

         18.9 The arbitration tribunal shall be governed by the UN Commercial Arbitration Code, incorporated into the Commercial Arbitration Act, R.S.C. 1985, c. C-34.6 and the Rules in Appendix (Rules). Unless the PARTIES otherwise agree in writing, where there is an inconsistency between the Code and the Rules, the Rules shall prevail to the extent of any such inconsistency.

                           Tribunal & Jurisdiction

         18.10 The arbitration tribunal shall consist of one arbitrator chosen by the PARTIES.

         18.11 The scope of the arbitration shall be limited to the resolution of the dispute submitted to arbitration.

         18.12 The arbitration tribunal shall decide the dispute or difference in accordance with the laws in force in the Province of Ontario and any applicable federal laws. The arbitration tribunal shall not be authorized to decide ex aequo et bono or as amiable compositeur.

                           Final & Binding

         18.13 Subject to the Code, the PARTIES agree that the award and determination of the arbitration tribunal shall be final and binding on both PARTIES.

                           Proceedings

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         18.14    The proceedings shall take place in the city that was not the site of the mediation (or if there was no mediation, in the city that was not the site of the negotiation meeting), unless the PARTIES agree otherwise.

                           Language

         18.15 The language to be used in the proceedings is English, unless the PARTIES hereto agree otherwise.

                           Written Communications

         18.16 All written communication shall be delivered to the PARTIES hereto in the manner provided for in Article 22 (Notice).

                           Costs

         18.17 The costs of the tribunal's fees and expenses shall be shared equally by the PARTIES. The PARTIES shall bear their own costs.

                           Arbitrator's Written Decision

         18.18 The arbitrator shall render a written decision with reasons within thirty (30) days from the close of the hearing or submission of written argument. The decision of the arbitrator shall be final and binding, and not subject to judicial review.

                           Power to Settle

         18.19 The PARTIES' representatives at any arbitration shall be empowered or have sufficient delegated authority to resolve, compromise, negotiate or settle the dispute submitted to arbitration, without seeking further instructions or approvals from any superiors or committees / corporate structures, unless the nature of the dispute by law or corporate policies or practices requires approval from the respective corporate structure. In such event, such approval shall be obtained within five (5) business days of the proffer of any settlement offer.

                           Adjournment to Empower Representative

         18.20 Breach of this provision shall entitle the other PARTY to seek an adjournment of the arbitration proceedings, to give the breaching PARTY time to appoint a duly empowered representative within the thirty (30) days. All costs of the such delay, including tribunal costs and the non-breaching PARTY's costs, shall be paid forthwith by the breaching PARTY.

                           Deemed Abandonment


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         18.21    Failure of the breaching PARTY to appoint such a
                  representative within the thirty (30) day period shall be deemed a withdrawal or abandonment of the dispute by the breaching PARTY and the arbitrator shall render a formal decision, finding in favour of the non-breaching PARTY.

                  General ADR Conditions

                           No Litigation

         18.22 If either PARTY has submitted the dispute to court, then the court filing PARTY shall discontinue the court proceedings forthwith, upon notice from the other PARTY, and both PARTIES shall remit the dispute to alternate dispute resolution as prescribed hereunder.

                           Obligations During Alternate Dispute Resolution (ADR)

         18.23 During the progress of ADR, the PARTIES shall continue to perform their obligations under the MASTER LICENCE.

                           Privilege

         18.24 Neither PARTY shall be required to disclose documents that are privileged or created in contemplation of litigation. If a PARTY does disclose such a document during ADR, that disclosure shall not be construed as a waiver of any privilege unless the DISCLOSING PARTY so elects in writing.

                           Confidentiality

         18.25 The ADR procedure under this Article is confidential and all conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the ADR by either PARTY, or the mediator, or the arbitrator, are confidential.

                           ADR Disclosures Not Admissible in Subsequent
                           Proceedings

         18.26    Subject to the paragraph 18.23 (Obligations During
                  Alternative Dispute Resolution (ADR)), all conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the ADR by either PARTY, or the mediator, or the arbitrator, are not discoverable or admissible for any purposes, including impeachment, in any litigation or other proceedings involving the PARTIES.

                           Normally Admissible Evidence

         18.27 Evidence that would otherwise be discoverable or admissible is not excluded from use in subsequent civil or administrative proceedings merely as a result of its use in the ADR.


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                           Material Breach

         18.28 The failure, neglect or unwillingness of a PARTY to use or diligently participate in and prosecute a dispute through ADR is a material breach of the MASTER LICENCE.


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19       INTENT AND INTERPRETATION

                  Entire Agreement

         19.1 The MASTER LICENCE constitutes the entire agreement between the PARTIES. The MASTER LICENCE sets forth all representations forming part of, or in any way affecting or relating to the MASTER LICENCE. The PARTIES acknowledge that there are no representations, either oral or written, between eVS and Canada other than those expressly set out in the MASTER LICENCE.

                  Pre-Contractual Representations

         19.2 The MASTER LICENCE supersedes and revokes all negotiations, arrangements, letters of intent, offers, proposals, brochures, representations and information conveyed, whether oral or in writing, between the PARTIES hereto or their respective representatives, or any other person purporting to represent eVS or Canada. The PARTIES agree that:

                  19.2.1 none has been induced to enter into the MASTER LICENCE by any representations not set forth in the MASTER LICENCE;

                  19.2.2   none has relied on any such representations;

                  19.2.3 no such representations shall be used in the interpretation or construction of the MASTER LICENCE; and

                  19.2.4 no claims (including, without limitation, loss of profits, consequential damages and economic loss) arising directly or indirectly from any such representation shall accrue in law or equity to, or be pursued by eVS, and Canada shall have no liability for any such claims.

                  Due Diligence Search

         19.3 eVS agrees that it has conducted its own due diligence examinations.

                  Independent Legal Advice

         19.4 It is acknowledged by the PARTIES that each has had legal advice to the full extent deemed necessary by each PARTY. Furthermore, the PARTIES acknowledge that neither acted under any duress in negotiating, drafting and executing the MASTER LICENCE.


                  No Adverse Presumption in Case of Ambiguity


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         19.5     There shall be no presumption that any ambiguity in the MASTER
                  LICENCE be resolved in favour of either of the PARTIES. For greater certainty, the contra proferentum rule shall not be applied in any interpretation of the MASTER LICENCE.

                  Severability

         19.6 If any part of the MASTER LICENCE is declared or held invalid for any reason, the invalidity of that part will not affect the validity of the remainder, which will continue in full force and effect and be construed as if the MASTER LICENCE had been executed without the invalid portion. The intention of the PARTIES is that the MASTER LICENCE would have been executed without reference to any portion which may, for any reason, be declared or held invalid.

                  Plurality and Gender

         19.7 The MASTER LICENCE will be for the benefit of and be binding upon the heirs, executors, administrators, successors, permitted assigns of eVS and other legal representatives, as the case may be, of each of the PARTIES. Every reference in the MASTER LICENCE to any PARTY includes the heirs, executors, administrators, successors, permitted assigns and other legal representatives of the PARTY.

                  Not a Joint Venture

         19.8 The PARTIES expressly disclaim any intention to create a partnership, joint venture or joint enterprise.

         19.9     The PARTIES acknowledge and agree that:

                  19.9.1 nothing contained in the MASTER LICENCE nor any acts of any PARTY shall constitute or be deemed to constitute the PARTIES as partners, joint venturers or principal and agent in any way or for any purpose;

                  19.9.2 no PARTY has the authority to act for, or to assume any obligation or responsibility on behalf of any other PARTY; and

                  19.9.3 the relationship between the PARTIES is that of licencor and licencee.

                  Minister Not Fettered

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         19.10    Nothing in the MASTER LICENCE shall derogate or otherwise
                  fetter the ability of Canada to regulate, administer, manage or otherwise deal with agriculture and all attendant matters thereto.

                  Federal Legislation

         19.11 The reference in the MASTER LICENCE to any Federal act or regulation includes any subsequent amendment, revision, substitution, consolidation to that act or regulation, notwithstanding that such amendment, revision or substitution occurred after the execution of the MASTER LICENCE or may have a retroactive effect.

                  Right to Legislate

         19.12 Nothing in the MASTER LICENCE shall prohibit, restrict or affect the right or power of the Parliament of Canada to enact any laws of general application whatsoever with respect to any area of law for which the Parliament of Canada has legislative jurisdiction, even if the enactment of any such law affects the MASTER LICENCE, its interpretation, or the rights of either PARTY.

                  No Implied Obligations

         19.13 No implied terms or obligations of any kind, by or on behalf of either of the PARTIES, shall arise from anything in the MASTER LICENCE. The express covenants and agreements herein contained and made by the PARTIES are the only covenants and agreements upon which any rights against either of the PARTIES may be founded.

                  Access to Information

         19.14 Notwithstanding any provision to the contrary in the MASTER LICENCE, eVS acknowledges that Canada is subject to the Access to Information Act, R.S.C. 1985, c.A-1 and related acts, and may be required to release, in whole or in part, the MASTER LICENCE and any other information or documents in Canada's possession or control relating to the MASTER LICENCE and the PARTIES.

                  Governing Law

         19.15 The MASTER LICENCE shall be governed firstly by applicable Canadian Federal laws, and secondly by the laws of the Province of Ontario. The PARTIES expressly exclude:

                  19.15.1 application of the United Nations Convention on Contracts for the International Sale of Goods; and


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                  19.15.2  any conflict of laws rules or principles which might refer disputes under the MASTER LICENCE to the laws of another jurisdiction.

                  The MASTER LICENCE shall be treated in all respects as an Alberta, Canada contract. Subject to Article 18 (Alternate Dispute Resolution (ADR)) the PARTIES irrevocably attorn to and submit to the exclusive jurisdiction of the courts of Ontario, Canada with respect to any matter arising under the MASTER LICENCE

                  Waiver

         19.16 No condoning, excusing, or overlooking by either of the PARTIES of any default by the other PARTY, at any time or times, in performing or observing any of the PARTIES' respective covenants, will operate as a waiver of or otherwise affect the rights of the PARTIES in respect of any continuing or subsequent default. No waiver of these rights will be inferred from anything done or omitted by the PARTIES, except by an express waiver in writing.

         19.17 For greater clarity, the failure by either of the PARTIES or their authorized representatives, as the case may be, to require the fulfilment of these obligations or to exercise any rights herein contained, shall not constitute a waiver, a renunciation, or a surrender of those obligations or rights.

                  Contract Always Speaks

         19.18 Where a matter or thing is expressed in the present tense, it shall be applied to the circumstances as they arise, so that effect may be given to the MASTER LICENCE according to its true spirit, intent and meaning.

                  Time is of the Essence

         19.19    Time shall be of the essence in this MASTER LICENCE.

                  Force Majeure

         19.20 Except with regard to any payments required pursuant to the MASTER LICENCE neither of the PARTIES shall be liable for any default, or delay in performance in any obligations under the MASTER LICENCE occasioned by any cause beyond the power of that PARTY, including without limitation:

                  19.20.1 acts of God, war, riot, fire, explosion, flood, sabotage, accidents floods, droughts, weather, natural calamities;

                  19.20.2 compliance with any demand or requirement of any governmental agency or authority other than Agriculture and Agri-Food Canada's Western Research Branch; or


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                  19.20.3  restraining orders or decrees of any court or judge having jurisdiction.

                  The PARTY affected by such event hereunder shall give written notice to the other PARTY upon becoming aware of the event. The affected PARTY shall complete performance as required by this MASTER LICENCE immediately after removal or cessation of the cause for the delay.

                  Headings

         19.21 All headings in the MASTER LICENCE have been inserted as a matter of convenience and for reference only, and in no way define, limit, enlarge, modify, the scope or meaning of the MASTER LICENCE or any of its provisions.

         19.22 Any reference in the MASTER LICENCE to an Article, paragraph, subparagraph, will mean an Article, paragraph or subparagraph of the MASTER LICENCE, unless otherwise expressly provided.

                  Appendices

         19.23....The documents attached hereto as Appendix "A" to " E" form an integral part of this MASTER LICENCE as fully as if it were set forth herein in extenso, and consist of:

                  Appendix "A"      -       LICENCED TECHNOLOGIES
                  Appendix "B"      -       (Arbitration) Rules
                  Appendix "C"      -       PRE-MIX Formulation
                  Appendix "D"      -       RMS / AgResearch Agreements
                  Appendix "E"      -       eVS Infra Red Technologies


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20       LEGAL RIGHTS

                  Amendments

         20.1 No modification or waiver of any provision of the MASTER LICENCE will be inferred from anything done or omitted by either of the PARTIES, except by an express amendment in writing, duly executed by the PARTIES.

                  Assignment by Canada

         20.2 Canada shall not sell, assign or transfer the MASTER LICENCE or any of the LICENCED Technologies without the prior written consent of eVS, which consent shall not be unreasonably withheld.

                  Sub-Contract Rights

         20.3 eVS shall have the right to subcontract any portion of its obligations under the MASTER LICENCE granted:

                  20.3.1 all of eVS's material obligations under the MASTER LICENCE are not subcontracted to any one subcontractor or group of related subcontractors;

                  20.3.2 eVS notifies Canada in writing in a timely manner of any significant subcontracts or subcontractors;

                  20.3.3 eVS takes all necessary precautions to ensure quality control and protection of any disclosed CONFIDENTIAL INFORMATION; and

                  20.3.4   the subcontract is not a de facto assignment.

                  Assignment

         20.4 eVS shall not assign (or transfer, sell, encumber, sub-licence or otherwise deal) or permit any such assignment, in whole or in part, of the MASTER LICENCE, whether such assignment takes place by way of:

                  20.4.1   sale of assets;

                  20.4.2   amalgamation, merger or other reorganization of eVS;

                  20.4.3 acquisition by a person or persons acting in concert of a majority interest of the securities of eVS, by a person or persons acting in concert who did not hold such a majority interest at the time of the initial public offering (IPO), at any time after the IPO



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                  20.4.4   operation of law;

                  20.4.5   operation of contract; or

                  20.4.6   otherwise;

                  without the prior written consent of Canada, which consent will not be unreasonably withheld. The failure to obtain written consent shall render such assignment void, and shall be a material breach of the MASTER LICENCE.

         20.5 It will not be unreasonable for Canada to refuse to consent to any assignment, if it is foreseeable that the assignment might negatively affect Canada in any way or derogate from the COMMERCIALIZATION of the LICENCED TECHNOLOGIES. Notwithstanding the foregoing, Canada may still consent in exchange for payment of [ ** ] of the consideration . being exchanged between eVS and any assignee, transferee, sub-licencee or otherwise.

         20.6 Consent to any assignment will not be construed as consent to any other assignment.

         20.7 Failure of eVS to obtain the prior written consent of Canada to any assignment shall be deemed to be a material breach of the MASTER LICENCE.

                  No Third Party Rights

         20.8 Nothing expressed or implied in the MASTER LICENCE is intended to, or shall be construed to confer on or give to, any person other than the PARTIES and their respective successors and permitted assigns, any rights or remedies under or by reason of the MASTER LICENCE.

                  Remedies Cumulative

         20.9 All rights and remedies of the PARTIES are cumulative and are in addition to, and do not exclude any other right or remedy provided in the MASTER LICENCE, or otherwise allowed by law.

                  Mutual Assistance

         20.10 The PARTIES will at all times hereafter, upon every reasonable request of the other, make, do, and execute or cause to be procured, made, done, and executed, all such further acts, deeds and assurances for the carrying out of the terms, covenants and agreements of the MASTER LICENCE, according to the true intent and meaning of the MASTER LICENCE.



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                  Facsimile Counterparts

         20.11 The MASTER LICENCE may be validly executed by facsimile transmission and in any number of counterparts, all of which taken together shall constitute one and the same agreement and each of which shall constitute an original. MASTER LICENCE.




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21       CROWN GENERAL

                  No Bribes

         21.1 eVS warrants that no bribe, gift, or other inducement has been paid, given, promised or offered to any Government official or employee for the obtaining of this MASTER LICENCE.

                  No Share to Members of Parliament

         21.2 Pursuant to the Parliament of Canada Act, R.S.C. 1985, c.P-1, no member of the House of Commons or Senate will be admitted to any share or part of the MASTER LICENCE or to any benefit to arise from the MASTER LICENCE.

                  Public Office Holders

         21.3 It is a term of this MASTER LICENCE that no former public Office holder, who is not in compliance with the post employment provisions of the Conflict of Interest and Post-Employment Code for Public OFFICE Holders, shall derive a direct benefit from this MASTER LICENCE.

                  Compliance with Law

         21.4 eVS shall comply with all municipal, provincial, state and federal laws applicable to eVS's obligations under the MASTER LICENCE in that jurisdiction. The failure by eVS to comply with such laws shall have a material adverse effect on eVS or Canada in order to be a grounds of termination as contemplated in Article 16 (Termination).

                  Disclosure of Master Licence during Due Diligence Audit - eVS

         21.5 If under a commercially prudent practice involving a commercial transaction a third party conducting due diligence searches, requires the disclosure of the fact and contents of the MASTER LICENCE, then eVS authorizes Canada to disclose the MASTER LICENCE to such a third party, less any material financial, scientific or business information that could prejudice eVS or is not relevant to the due diligence search.

                  Disclosure of Master Licence during Due Diligence Audit -
                  Canada

         21.6 If under a commercially prudent practice involving a commercial transaction a third party conducting due diligence searches, requires the disclosure of the fact and contents of the MASTER LICENCE, then subject to:



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                  21.6.1   the Access to Information Act, Privacy Act, and any
                           other then relevant statutes or regulations; and

                  21.6.2 the protection and confidentiality of any material financial, business scientific information that could prejudice Canada or is not relevant to the due diligence search;

                  Canada authorizes eVS to disclose the MASTER LICENCE to such a third party.

                  Material Terms

         21.7 The obligations invested in eVS pursuant to this Article (Crown General) are material terms of the MASTER LICENCE.




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22       NOTICE

                  Addresses / Contacts

         22.1 Wherever in this MASTER LICENCE it is required or permitted that notice or demand be given, or served by either PARTY to or on the other PARTY, such notice or demand will be in writing and will be validly given or sufficiently communicated if hand delivered or forwarded by certified mail, priority post mail, telegram, telex, or facsimile or sent by overnight delivery by a nationally recognized courier as follows:

                  The addresses for delivery are:

                           To eMERGE Vision Systems Inc.:

                           Chuck Abraham,
                           President & CEO
                           10315 102nd Terrance
                           Sabastian, Florida
                           United States, 32958
                           Telephone:  (561) 581-7135
                           Facsimile:    (561) 581-7110

                           To Canada:

                           Director
                           Agriculture and Agri-Food Canada
                           Lacombe Research Centre, 6000 C&E Trail
                           Lacombe, Alberta, T4L 1W1
                           Telephone: (403) 327-4561
                           Facsimile:   (403) 382-3156

                  Deemed Delivery

         22.2     Notice will be deemed to have been delivered:

                  22.2.1   if delivered by hand, upon receipt;

                  22.2.2 if sent by electronic transmission, forty eight (48) hours after the time of transmission, excluding from the calculation weekends and public holidays;

                  22.2.3 if sent by certified mail, four (4) days after the mailing thereof, provided that if there is a postal strike or other disruption, such notice will be delivered by hand or electronic transmission.



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                  Change of Address

         22.3 The PARTIES may change their respective addresses for delivery by delivering notice of change as provided in this paragraph.


IN WITNESS WHEREOF this MASTER LICENCE has been executed by duly authorized representatives of the PARTIES.

Executed in duplicate and effective this 29th day of July 1998.


FOR HER MAJESTY THE QUEEN IN RIGHT OF CANADA:


---------------------------   --------------------------
(Witness)                     Dr. David Bailey
                              Director
                              Lacombe Research Centre
                              Agriculture & Agri-Food Canada


EMERGE VISION SYSTEMS INC.:


---------------------------   --------------------------
(Witness)                     Chuck Abraham
                              President & CEO


FINANCIAL CODE:
               --------------------



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